EXHIBIT 99

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
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                  MORTGAGE LOAN PURCHASE AND SALE AGREEMENT


            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of September 9, 2002 between Bank of America, N.A., as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights with regard to the Mortgage Loans in its capacity as master servicer (the "Servicing Rights") and shall enter into certain Sub-Servicing Agreement with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Fitch Ratings (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, as master servicer (the "Master Servicer"), ARCap Special Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Deutsche Bank Securities Inc., Goldman Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated and Morgan Stanley and Co. Incorporated (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of August 26, 2002 (the "Underwriting Agreement"). BACM intends to sell the one or more of the remaining Classes of Certificates (the "Non-Registered Certificates") through Banc of America, as placement agent thereof, pursuant to a private placement agreement dated August 26, 2002 (the "Placement Agreement"), between Banc of America and BACM. The Registered Certificates are more fully described in the prospectus dated August 26, 2002 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated August 26, 2002 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in those certain private placement memoranda each dated August 26, 2002 (the "Memoranda"), as may be amended or supplemented at any time hereafter.

            The Seller will indemnify BACM, Banc of America and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of August 26, 2002 (the "Indemnification Agreement"), among the Seller, BACM and the Underwriters.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing which amount shall be payable on September 9, 2002 in immediately available funds.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights).

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File (as defined in Section 2(e)) with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

            (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items:
(i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

            (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the documents and instruments specified below with respect to each Mortgage Loan. Such documents for each Mortgage Loan comprise a "Mortgage File". All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xiii) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided any such recorded documents are delivered within 180 days following the Closing Date or such additional time as necessary if such documents have not been returned from the applicable recording office and the mortgage Loan Seller is diligently monitoring such matter. In such case, the mortgage Loan Seller will notify the Trustee as to the progress of such filing after the expiration of the initial 180 days and every 45 days thereafter until such document has been returned. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iii), (v), and (xi)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

            (g) The Seller shall in connection with the interest of a related Mortgagor under a Ground Lease, in each case at its own expense, promptly (and in any event within 45 days of the Closing Date) notify the related ground lessor (with a copy of such notice to the Master Servicer) of the transfer of such Mortgage Loan to the Trust pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Trustee.

            (h) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, and distribute such amended Mortgage Loan Schedule or the Mortgage File Checklist, as applicable, to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule or Mortgage File Checklist by itself shall not be deemed to be a cure of a Material Breach.

            (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller receives written notice of a Material Document Defect or a Material Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall not later than 90 days from receipt of such notice (such 90 day period, the "Initial Resolution Period") correct or cure such Material Document Defect or Material Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan"), including the CML Subordinate Component of any CML and the CM Component Mortgage Loan Subordinate Components, at the applicable Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided, however, if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the applicable Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f) and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), except with respect to a CML and/or the CM Component Mortgage Loan, (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qua1ifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amounts, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

      If one or more of the Mortgage Loans constituting a Group are the subject of a Breach or Document Defect, then, for purposes of determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, such Group shall be treated as a single Mortgage Loan.

      Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4, the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4 if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

      It is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

      It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Except as set forth in Section 4(e), if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter (except as the requirements set forth in Section 2(f) of this Agreement provide otherwise) until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of March 1, 2004, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File on the Closing Date; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

      Notwithstanding the foregoing, the absence from the Mortgage File of:
(w) the Note, (x) the Mortgage Instrument, (y) the Title Policy or (z) copies of the Transfer Documents shall be conclusively presumed to be a Material Document Defect.

            (e) If (i) any Mortgage Loan is required to be repurchased as provided in Section 4(c) above, (ii) such Mortgage Loan is a Cross-Collateralized Mortgage Loan that is a part of a Group (as defined herein) and (iii) the applicable Breach or Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in such Group (without regard to this paragraph), then the applicable Material Breach or Material Document Defect, as the case may be, will be deemed to constitute a Material Breach or Material Document Defect, as the case may be, as to any other Cross-Collateralized Mortgage Loan in the Group for purposes of the above provisions, and the Seller will be required to repurchase such other Cross-Collateralized Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 4 unless such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria. In the event that one or more of such other Cross-Collateralized Mortgage Loans satisfy the Cross-Collateralized Mortgage Loan Repurchase Criteria, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan as to which the related Material Breach or Material Document Defect exists or to repurchase all of the Cross-Collateralized Mortgage Loans in the related Group. The Seller shall be responsible for the cost of any appraisal required to be obtained by the Master Servicer to determine if the Cross-Collateralized Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

      With respect to any Cross-Collateralized Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases an affected Cross-Collateralized Mortgage Loan in the manner prescribed in Section 4 while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and Purchaser (on behalf of its successors and assigns) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans held by such party, then both parties agree to forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (vi) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of Currency dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters may rely to the effect that (i) the representations and warranties of the Seller in the Agreement is true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser and the Underwriters, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (h) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (i) One or more comfort letters from KPMG LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to the Purchaser, and the Underwriters stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memoranda, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. [RESERVED]

            SECTION 10. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 11. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., Bank of America Corporate Center, NC1-007-11-07, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, N.A., 100 North Tryon Street, Charlotte, North Carolina 28255, attention of David A. Gertner, Senior Vice President, with a copy to Dean Roberson, Esq., Assistant General Counsel, at the same address, or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 13. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 15. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 16. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 18. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 19. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event notwithstanding the intent of the parties, that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property (iii) the possession by the Purchaser or its agent of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a Person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305 or 9-115 thereof); and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 20. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Group"), by their terms, cross-defaulted and cross-collateralized. Each Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 20 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 21. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      BANK OF AMERICA, N.A.




                                      By: /s/ Stephen Hogue
                                          ------------------------------------
                                          Name:  Stephen Hogue
                                          Title: Principal

                                      BANC OF AMERICA COMMERCIAL
                                      MORTGAGE INC.

                                      By: /s/ Manish Parwani
                                          ------------------------------------
                                          Name:  Manish Parwani
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE





Sequence      Loan
 Number      Number    Property Name
--------     ------    -------------
    1        56076     Santa Fe Pointe Apartments
    2        56075     Reflections of Tampa Apartments
    3        52385     FEIGA - Holly Hall Apartments
    4        55857     Arbors of West Bloomfield
   5.1       55502     G&K Portfolio 1 Group B - Civic Plaza
   5.2       55502     G&K Portfolio 1 Group B - Capitola Gardens
   5.3       55502     G&K Portfolio 1 Group B - Martinez Hillside
    5        55502     G&K Portfolio 1 Group B (Roll-Up)
    6        56451     FEIGA - Saddleback Apartments
    7        56455     Somerset Apartments
    8        56442     Sterling University Canyon
    9        56300     Northpointe Apartments
   10        55795     CLK - Knollwood Apartments
   11        56141     Wyndchase Apartments
   12        56447     Sterling University Parks
   13        56218     Alexan Quarry Apartments
   14        56294     Pinnacle Canyon Apartments
   15        52382     FEIGA - Eagles Landing Apartments
   16        56299     The Reserve at Clemson
   17        56448     Sterling University Pines
   18        55825     CLK - Willow Bend Lake Apartments
   19        56388     Champions Park Apartments
   20        55813     CLK - Deerhorn Village Apartments
   21        56446     Sterling University Glades
   22        55805     CLK - Hickory Lake Apartments
   23        55796     CLK - Maison de Ville Apartments
   24        55820     CLK - Lake Park Apartments
   25        56444     Sterling University Fields
  26.1       56351     METRA Pool 1 - Fairways Apts.
  26.2       56351     METRA Pool 1 - Signature Place Apts.
  26.3       56351     METRA Pool 1 - Sinclair Place Apts.
  26.4       56351     METRA Pool 1 - Fountains at Waterford Apts.
   26        56351     METRA Pool 1 (Roll-Up)
  27.1       56340     METRA Pool 2 - Governor's Square Apts.
  27.2       56340     METRA Pool 2 - Timbers On Broadway Apts.
  27.3       56340     METRA Pool 2 - Apple Lane Apts.
  27.4       56340     METRA Pool 2 - Oak Park IV Apts.
   27        56340     METRA Pool 2 (Roll-Up)
   28        55823     CLK - Forestwood Apartments
   29        52828     The Landings Apartments
   30        56342     METRA - Wood Hollow (Regency Falls) Apartments
   31        55806     CLK - Woodbridge Apartments
   32        55822     CLK - Tara Apartments
   33        54585     Walnut Grove Senior Apartments
   34      400020385   Meadowrun Apartments
   35        55993     San Rafael Apartments
   36        56357     METRA - Fairway View Estates Apartments
   37        56349     METRA - Meridian Apartments
   38        55828     CLK - Landings at Forest Acres
   39        56341     METRA - Park Avenue Villas Apartments
   40        55797     CLK - Maison Imperial Apartments
   41        56449     Sterling University Village Phase II
   42        56352     METRA - Treehouse Apartments-SA
   43        52404     FEIGA - Chaparral Apartments
   44        55669     Braesbrook Apartments
   45        53416     Gramercy Park Apartments
   46        56338     METRA - Westwood Apartments
   47        56359     METRA - Sunchase Apartments
   48        56353     METRA - Harper's Ferry Apartments
   49        55504     G&K Portfolio 1 - Villa Olive Oak
   50        56354     METRA - Fountain Lake Apartments
   51        56348     METRA - Enclave Apartments
   52        56345     METRA - Brighton Court Apartments
   53        56346     METRA - Delmar Villas Apartments
   54        56358     METRA - Quail Oaks Apartments
   55        56356     METRA - Willow Creek Apartments
   56        55419     Indiana Avenue Apartments
   57      400010362   Indiandale Manor Apartments
   58        56344     METRA - Arbor Pointe Apartments
   59      317020384   Creekside Apartments, Jackson, MS
   60        53402     Crabtree Valley Mall
   61        55921     The Centre at Preston Ridge
   62        54636     Bell Towne Centre
   63        55925     Cobb Corners Shopping Center
   64        54555     Gravois Bluffs II (Kohl's)
   65        55967     Concord Commons Shopping Center
   66        55403     Hawthorne Plaza
   67        55064     Dierberg's Fenton Crossing
   68        54938     Greenlawn Crossing Shopping Center
   69        55964     Quarry Square Shopping Center
   70        54243     Fairhaven Commons
   71        54829     Lewandowski Commons
   72        54908     Boulder Crossing Shopping Center
   73        55113     Desert Village Shopping Center
   74        54644     The Jewelers Mall
   75        55745     Massillon Village Center
   76        55410     Tarragona Plaza
   77        55737     Crossroads Square Shopping Center
   78        56007     The Market Shops at Sandestin
   79        55392     Jewel/Osco Store - Waukesha, WI
   80        56207     North Broadway Shopping Center
   81        53687     Lompoc Shopping Center
   82        55128     Lake Elsinore City Center
   83        55407     Downey Food 4 Less
   84        54168     North Columbus Crossing Shopping Center
   85        55988     Highlands Square Shop Space
   86        55892     Timberhills Shopping Center
   87        55924     BiLo Plaza Shopping Center- Charleston, SC
   88        53594     Old Country Plaza Shopping Center
   89        56161     Belmont Village Shopping Center
   90        55990     Colonial Square Shopping Center
   91        54856     Walgreens - Belair Road
   92      400010353   CVS-Office Depot, Coral Springs
   93        54837     Williamsburg Crossing Shopping Center
   94        54583     Walgreens - Flushing, MI
   95      415010339   Walgreens Elk Grove
   96        52667     Walgreens - St. Joseph, MI
   97        52887     CVS - Manassas, VA
   98      327010358   Walgreens Lynnwood
   99        55001     Walgreens - Lawton (Store No.6199)
   100     325010337   Staples Lake Worth
   101       54472     Oak Ridge Plaza
   102        4992     Sterling Jewelers, Henderson, NV
   103       55987     Walgreens - Myrtle Beach, SC
   104       53652     Palm Bay Corners Shopping Center
   105       56008     Walgreens - Miami, FL (Store No.4728)
   106        4994     Sterling Jewelers, Appleton, WI
   107       55888     Cornerstone Commons
   108        5574     7-Eleven, Manchester, NH
   109       52485     Deer Valley Towne Center Unit 1 Lot 2
   110       53233     Fourth Street Corners
   111       55413     Bank of America Plaza-Atlanta
   112       56169     Two James Center
   113       55580     20555 Victor Parkway
   114       55517     20255 Victor Parkway
   115       56185     Kaiser Office Building
   116       52959     Celebration Place #220
   117       54993     Braintree Executive Plaza
   118       56213     Clearwater House Office Building
   119       52373     65 Willowbrook
   120       54973     Crossroads Building Three
   121       55647     One Gateway Plaza
   122       55773     125 Baylis Road
   123       52999     100 and 200 Corporate Place
   124       56033     Wellington Professional Centre
   125       55642     4615 Post Oak Place Office Building
   126       55735     Market Center at Denver Tech Center
   127     415010348   Gillespie Field 24
   128       55846     Bedford Square II Office Building
   129       55935     Pearson Educational Distribution Center
   130       56108     Deluxe Video Warehouse
  131.1      55314     Vornado Portfolio 1 - 174 Passaic Street
  131.2      55314     Vornado Portfolio 1 - 61 Sixth Street
  131.3      55314     Vornado Portfolio 1 - 2110 Lincoln Highway
   131       55314     Vornado Portfolio 1 (Roll-Up)
   132       54702     6th & Alameda Wholesale Distribution Center
   133       55863     Warm Springs Crossings
  134.1      55615     Aspen Properties Portfolio - 1570-1594 North Batavia Street
  134.2      55615     Aspen Properties Portfolio - 700-790 Debra Lane
  134.3      55615     Aspen Properties Portfolio - 1351 Kraemer Blvd.
  134.4      55615     Aspen Properties Portfolio - 2340 Glassell Street
  134.5      55615     Aspen Properties Portfolio - 2990 Blue Star Street
  134.6      55615     Aspen Properties Portfolio - 1381 Kraemer Blvd.
  134.7      55615     Aspen Properties Portfolio - 130 Bristol Lane
   134       55615     Aspen Properties Portfolio (Roll-Up)
   135       56089     American Spectrum-CGS-Sierra Sorrento II
   136       56383     Parkway Commerce Center
   137       55913     Sabre Springs Business Center
   138       56136     South Park Industrial Center
   139       55989     2175 East Park Drive
   140       55744     Cleveland Street Properties
   141       55650     American Spectrum-CGS-Oak Grove Commons
   142       55759     Yarrow Industrial Center
   143       55660     136, 144 and 170 Allen Boulevard
   144       56134     American Spectrum-CGS-Park Plaza I & II
   145     415010347   Gillespie Field 23
   146     400010350   Casitas de Santa Fe MHC
   147     400010345   Kings Row MHC
   148     400020373   Leisure Village MHC - MI
   149     400010293   Sierra Vista MHC
   150     400010360   Wood Village
   151       56019     Highway 80 All Storage
   152     400010370   A Discount Mini-Storage
                       TOTAL




                                                                                                                            Mortgage
Sequence                                                                                                             Zip      Rate
 Number    Street Address                                                   City                            State    Code      (%)
--------   --------------                                                   ----                            -----    ----   --------
    1      3205 NW 83rd Street                                              Gainesville                      FL     32606    7.010%
    2      14525 Prism Circle                                               Tampa                            FL     33613    7.010%
    3      2111 Holly Hall                                                  Houston                          TX     77054    6.555%
    4      7517 Arbors Boulevard                                            West Bloomfield                  MI     48322    6.850%
   5.1     1495 Don Avenue                                                  Santa Clara                      CA     95050
   5.2     1745 46th Avenue                                                 Capitola                         CA     95010
   5.3     90 F Street                                                      Martinez                         CA     94553
    5                                                                                                                        6.600%
    6      4722 East Bell Road                                              Phoenix                          AZ     85032    6.794%
    7      2690 - 2770 Somerset Drive                                       Lauderdale Lakes                 FL     33311    7.110%
    8      4404 East Oltorf Street                                          Austin                           TX     78741    6.950%
    9      850 East Wetmore Road                                            Tucson                           AZ     85719    6.630%
   10      1651 Knollwood Drive                                             Mobile                           AL     36609    6.990%
   11      41376 Williamsburg Boulevard                                     Canton                           MI     48187    7.200%
   12      2201 University Parks Drive                                      Waco                             TX     76706    6.950%
   13      250 Treeline Park                                                San Antonio                      TX     78209    7.090%
   14      7050 East Sunrise Drive                                          Tucson                           AZ     85750    7.180%
   15      625 South Redwood Road                                           Salt Lake City                   UT     84104    6.804%
   16      103 Sumter Lane                                                  Central                          SC     29630    6.630%
   17      122 Lanier Drive                                                 Statesboro                       GA     30458    6.950%
   18      11070 Mead Road                                                  Baton Rouge                      LA     70816    6.990%
   19      13050 Champions Park Drive                                       Houston                          TX     77069    6.830%
   20      10601 East 98th Terrace                                          Kansas City                      MO     64134    6.990%
   21      3415 SW 39th Boulevard                                           Gainesville                      FL     32608    6.950%
   22      3940 Apache Trail                                                Nashville (Antioch)              TN     37013    6.990%
   23      3920 Berwyn Drive South                                          Mobile                           AL     36608    6.990%
   24      901 Lake Shore Road                                              Lake Park                        FL     33403    6.990%
   25      117 Sterling Court                                               Savoy                            IL     61874    6.950%
  26.1     3623 McCann Road                                                 Longview                         TX     75605
  26.2     1907 Tarleton Street                                             Midland                          TX     79707
  26.3     4534 Sinclair Avenue                                             Midland                          TX     79707
  26.4     4405 North Garfield Street                                       Midland                          TX     79705
   26                                                                                                                        7.570%
  27.1     2959 Apalachee Parkway                                           Tallahassee                      FL     32301
  27.2     2720 South Broadway Avenue                                       Tyler                            TX     75701
  27.3     1400 Apple Lane                                                  Lawrence                         KS     66049
  27.4     202 Hackberry Street                                             Clute (Houston)                  TX     77531
   27                                                                                                                        7.120%
   28      10795 Mead Road                                                  Baton Rouge                      LA     70816    6.990%
   29      6787 Landings Way South                                          Memphis                          TN     38115    6.935%
   30      10362 Sahara Drive                                               San Antonio                      TX     78216    7.120%
   31      94 Antioch Pike                                                  Nashville                        TN     37211    6.990%
   32      100 Ashley Circle                                                Athens                           GA     30605    6.990%
   33      1101 Alamo Drive                                                 Vacaville                        CA     95687    7.484%
   34      3205 East Olive Road                                             Pensacola                        FL     32514    7.402%
   35      8456 San Rafael Place                                            St. Louis (Charlack)             MO     63114    7.050%
   36      1750 N. Lee Trevino Drive                                        El Paso                          TX     79936    7.570%
   37      4400 N. Holiday Hill Road                                        Midland                          TX     79707    7.570%
   38      3431 Covenant Drive                                              Columbia                         SC     29204    6.990%
   39      2122 East Park Avenue                                            Tallahassee                      FL     32301    7.120%
   40      3920 Berwyn Drive S.                                             Mobile                           AL     36608    6.990%
   41      117 Holleman Drive West                                          College Station                  TX     77840    6.950%
   42      101 Arcadia Place                                                Alamo Heights (San Antonio)      TX     78209    7.570%
   43      215 Gladys Street                                                Leesville                        LA     71446    6.654%
   44      4325 Congress Street                                             Dallas                           TX     75219    6.900%
   45      2880 Hull Drive                                                  Camden                           NJ     08104    8.327%
   46      1650 Highway 98 West                                             Mary Esther                      FL     32569    7.570%
   47      2201 Rocky Lane Road                                             Odessa                           TX     79762    7.570%
   48      326 Guilbeau Road                                                Lafayette                        LA     70506    7.570%
   49      123 West Olive Avenue                                            Monrovia                         CA     91016    6.600%
   50      9001 Glacier Avenue                                              Texas City                       TX     77591    7.570%
   51      3500 Boyd Avenue                                                 Midland                          TX     79707    7.570%
   52      3321 Neely Avenue                                                Midland                          TX     79707    7.570%
   53      509 Delmar Street                                                Midland                          TX     79703    7.570%
   54      12725 Quail Drive                                                Balch Springs                    TX     75180    7.570%
   55      4848 North Mesa Road                                             El Paso                          TX     79912    7.570%
   56      15134 Indiana Avenue                                             Paramount                        CA     90723    6.930%
   57      105 Lowery Street                                                Hot Springs                      AR     71901    7.360%
   58      3801 Penbrook Street                                             Odessa                           TX     79762    7.570%
   59      2975 McDowell Road                                               Jackson                          MS     39204    7.375%
   60      4325 Glenwood Ave.                                               Raleigh                          NC     27612    6.948%
   61      3211-3511 Preston Road and 8250-8600 Gaylord Parkway             Frisco                           TX     75034    6.635%
   62      SW Corner Bell Road and Seventh Street                           Phoenix                          AZ     85022    7.100%
   63      1251 Cobb Corners Drive                                          Rocky Mount                      NC     27804    6.962%
   64      101-185 Gravois Bluffs Boulevard                                 Fenton                           MO     63026    7.550%
   65      140-170 Concord Commons Parkway                                  Concord                          NC     28027    7.074%
   66      12620-12770 Hawthorne Boulevard                                  Hawthorne                        CA     90250    7.390%
   67      400-592 Old Smizer Mill Road                                     Fenton                           MO     63026    7.252%
   68      Greenlawn Boulevard and Louis Henna Road                         Round Rock                       TX     78664    6.950%
   69      196 East Main Street                                             Milford                          MA     01757    7.200%
   70      42 Fairhaven Commons Way                                         Fairhaven                        MA     02719    7.487%
   71      410 Lewandowski Street                                           Lyndhurst                        NJ     07071    7.440%
   72      5500 Boulder Highway                                             Las Vegas                        NV     89122    7.440%
   73      23233-23435 North Pima Road (SEC Pinnacle Peak and Pima Roads)   Scottsdale                       AZ     85255    7.560%
   74      625 South Hill Street                                            Los Angeles                      CA     90014    7.660%
   75      2348 - 2490 Lincoln Way East                                     Massillon                        OH     44646    7.200%
   76      1000-1090 Western Avenue                                         San Perdo                        CA     90732    7.100%
   77      100 West Southlake Boulevard                                     Southlake                        TX     76092    6.800%
   78      9375 US Highway 98 West                                          Destin                           FL     32550    7.660%
   79      925 Highway 164 South                                            Waukesha                         WI     53186    7.610%
   80      1822 - 1876 North Broadway                                       Santa Maria                      CA     93454    7.190%
   81      511-655 West Central Avenue                                      Lompoc                           CA     93436    7.200%
   82      31500 - 31760 Grape Street                                       Lake Elsinore                    CA     92532    7.000%
   83      13525 Lakewood Boulevard                                         Downey                           CA     90242    7.100%
   84      6770 Veterans Parkway                                            Columbus                         GA     31909    7.480%
   85      88 - 210 Highlands Square Drive                                  Hendersonville                   NC     28792    7.200%
   86      1005-1073 Mono Way                                               Sonora                           CA     95370    7.400%
   87      1200 Sam Rittenberg Boulevard                                    Charleston                       SC     29407    7.100%
   88      4335-4387 Starkey Road                                           Roanoke                          VA     24014    7.500%
   89      6517 Wilkinson Boulevard                                         Belmont                          NC     28012    7.460%
   90      845 Village Boulevard                                            Abingdon                         VA     24210    7.000%
   91      9621 Belair Road                                                 Baltimore                        MD     21236    7.660%
   92      645 & 651 North University Drive                                 Coral Springs                    FL     33071    7.250%
   93      2200 Gum Branch Road                                             Jacksonville                     NC     28540    7.250%
   94      1570 Pierson Road                                                Flushing                         MI     48433    7.500%
   95      9180 Franklin Boulevard                                          Elk Grove                        CA     95758    7.320%
   96      2485 West Glenlord Road                                          Lincoln Township (St. Joseph)    MI     49127    7.500%
   97      7500 Centreville Road                                            Manassas                         VA     20111    7.490%
   98      16423 Larch Way                                                  Lynnwood                         WA     98037    7.100%
   99      6701 NW Cache Road                                               Lawton                           OK     73505    7.510%
   100     6315 Lake Worth Boulevard                                        Lake Worth                       TX     76135    7.400%
   101     1525 Holland Road                                                Suffolk                          VA     23434    7.240%
   102     1071 West Sunset Road                                            Henderson                        NV     89014    8.400%
   103     300 Kings Highway South                                          Myrtle Beach                     SC     29577    7.580%
   104     855-865 Palm Bay Road                                            West Melbourne                   FL     32905    7.550%
   105     6200 NW 7th Avenue                                               Miami                            FL     33150    7.300%
   106     141 North Casaloma Drive                                         Grand Chute                      WI     54915    8.400%
   107     1646 West Highway 160                                            Ft. Mill                         SC     29715    7.957%
   108     117 Queen City Avenue                                            Manchester                       NH     03104    8.440%
   109     20204 and 20206 North 27th Avenue                                Phoenix                          AZ     85027    7.710%
   110     5707 4th Street                                                  Lubbock                          TX     79416    7.450%
   111     600 Peachtree Street, NE                                         Atlanta                          GA     30308    6.958%
   112     1021 E. Cary Street                                              Richmond                         VA     23219    7.390%
   113     20555 Victor Parkway                                             Livonia                          MI     48152    7.515%
   114     20255 Victor Parkway                                             Livonia                          MI     48152    7.515%
   115     1400 Veterans Boulevard                                          Redwood City                     CA     94063    7.450%
   116     220 Celebration Place                                            Celebration                      FL     34747    6.180%
   117     100 and 150 Grossman Drive                                       Braintree                        MA     02184    7.650%
   118     2187 Atlantic Street                                             Stamford                         CT     06902    7.390%
   119     65 Willowbrook Boulevard                                         Wayne                            NJ     07470    6.800%
   120     8100 SW 10th Street                                              Plantation                       FL     33324    7.230%
   121     1330 Inverness Drive                                             Colorado Springs                 CO     80910    7.400%
   122     125 Baylis Road                                                  Melville                         NY     11747    7.250%
   123     100 and 200 Corporate Place                                      Peabody                          MA     01960    7.010%
   124     10111 Forest Hill Boulevard                                      Wellington                       FL     33414    6.950%
   125     4615 Post Oak Place Drive                                        Houston                          TX     77027    6.920%
   126     7901 East Belleview Avenue                                       Englewood                        CO     80111    7.354%
   127     1810 Gillespie Way                                               El Cajon                         CA     92020    7.635%
   128     119 McHenry Avenue                                               Pikesville                       MD     21208    7.500%
   129     135 South Mount Zion Road                                        Lebanon                          IN     46052    7.450%
   130     9201 Faulkner Lake Road                                          North Little Rock                AR     72117    7.875%
  131.1    174 Passaic Street                                               Garfield                         NJ     07026
  131.2    61 Sixth Street                                                  East Brunswick                   NJ     08816
  131.3    2110 Lincoln Highway                                             Edison                           NJ     08817
   131                                                                                                                       6.950%
   132     1206-1338 East 6th Street and 1205-1321 Wholesale Street         Los Angeles                      CA     90021    7.120%
   133     7350-7370 and 7440-7470 South Industrial Road                    Las Vegas                        NV     89139    7.050%
  134.1    1570-1594 North Batavia Street                                   Orange                           CA     92867
  134.2    700-790 Debra Lane                                               Anaheim                          CA     92805
  134.3    1351 Kraemer Boulevard                                           Anaheim                          CA     92806
  134.4    2340 Glassell Street                                             Orange                           CA     92865
  134.5    2990 Blue Star Street                                            Anaheim                          CA     92806
  134.6    1381 Kraemer Boulevard                                           Anaheim                          CA     92806
  134.7    130 Bristol Lane                                                 Orange                           CA     92865
   134                                                                                                                       7.340%
   135     9980 and 10020 Huennekens Street                                 San Diego                        CA     92121    7.320%
   136     1919 NW 19th Street                                              Ft. Lauderdale                   FL     33311    7.140%
   137     13220, 13230, 13240 Evening Creek Drive South                    San Diego                        CA     92128    7.090%
   138     9520 & 9530 10th Avenue South                                    Seattle                          WA     98108    7.300%
   139     2175 East Park Drive                                             Conyers                          GA     30013    7.140%
   140     5257, 5269, 5305, 5321 and 5325 Cleveland Street                 Virginia Beach                   VA     23462    7.290%
   141     1400-1436 Brook Drive and 2800-2818 Centre Circle Drive          Downers Grove                    IL     60515    7.610%
   142     6211 & 6221 Yarrow Drive                                         Carlsbad                         CA     92009    7.060%
   143     136, 144 and 170 Allen Boulevard                                 Farmingdale                      NY     11735    7.150%
   144     5705 - 5797 Park Plaza Court                                     Indianapolis                     IN     46220    7.540%
   145     1830 Gillespie Way                                               El Cajon                         CA     92020    7.635%
   146     521 Airport Road                                                 Santa Fe                         NM     87505    7.000%
   147     10810 Telephone Road                                             Houston                          TX     77075    7.100%
   148     5601 Chauncey Drive, NE                                          Belmont                          MI     49306    6.750%
   149     733 South Deer Creek Lane                                        Sierra Vista                     AZ     85635    7.640%
   150     3611 Rice Mine Road Northeast                                    Tuscaloosa                       AL     35406    7.530%
   151     2023 N. Galloway Avenue                                          Mesquite                         TX     75149    7.350%
   152     9419 Buffalo Speedway                                            Houston                          TX     77054    7.885%


                                                              Remaining
                                                               Term To
                                                                Stated     Stated
                                                               Maturity   Maturity                        Admini-     Primary
Sequence   Amortization      Original            Cut-off        / ARD      Date/     Due      Monthly     strative   Servicing
 Number        Basis          Balance            Balance       (months)     ARD      Date     Payment     Fee Rate    Fee Rate
--------   ------------      --------            -------      ---------   --------   ----     -------     --------    --------
    1         ACT/360      15,651,100.00      15,608,637.98      116      05/01/12   1st      104,232.29  0.14120%    0.10000%
    2         ACT/360      12,248,900.00      12,215,668.25      116      05/01/12   1st       81,574.52  0.14120%    0.10000%
    3         ACT/360      26,473,000.00      26,473,000.00       82      07/01/09   1st      170,168.32  0.14120%    0.10000%
    4         ACT/360      25,500,000.00      25,298,746.46      110      11/01/11   1st      167,091.10  0.14120%    0.10000%
   5.1
   5.2
   5.3
    5         ACT/360      22,197,500.00      22,197,500.00      109      10/01/11   1st      141,766.29  0.14120%    0.10000%
    6         ACT/360      20,845,000.00      20,845,000.00      118      07/01/12   1st      137,261.10  0.14120%    0.10000%
    7         ACT/360      20,600,000.00      20,575,015.71      118      07/01/12   1st      138,577.52  0.08120%    0.04000%
    8         ACT/360      19,360,000.00      19,360,000.00      129      06/01/13   1st      128,153.11  0.14120%    0.10000%
    9         ACT/360      19,300,000.00      19,242,117.01       56      05/01/07   1st      123,643.83  0.14120%    0.10000%
   10         ACT/360      19,040,000.00      19,040,000.00       73      10/01/08   1st      133,478.99  0.14120%    0.10000%
   11         ACT/360      18,021,000.00      17,915,848.74      112      01/01/12   1st      122,324.42  0.14120%    0.10000%
   12         ACT/360      14,540,000.00      14,540,000.00      129      06/01/13   1st       96,247.23  0.14120%    0.10000%
   13         ACT/360      14,500,000.00      14,470,486.39      117      06/01/12   1st       97,346.88  0.09120%    0.05000%
   14         ACT/360      14,458,000.00      14,420,552.08      116      05/01/12   1st       97,943.53  0.09120%    0.05000%
   15         ACT/360      12,640,000.00      12,640,000.00      118      07/01/12   1st       83,315.83  0.14120%    0.10000%
   16         ACT/360      12,280,000.00      12,243,170.82       56      05/01/07   1st       78,670.79  0.14120%    0.10000%
   17         ACT/360      11,920,000.00      11,920,000.00      129      06/01/13   1st       78,904.19  0.14120%    0.10000%
   18         ACT/360      11,645,000.00      11,645,000.00       73      10/01/08   1st       81,636.70  0.14120%    0.10000%
   19         ACT/360      10,600,000.00      10,576,922.02      117      06/01/12   1st       69,316.03  0.14120%    0.10000%
   20         ACT/360       9,945,000.00       9,945,000.00      109      10/01/11   1st       69,474.71  0.14120%    0.10000%
   21         ACT/360       9,800,000.00       9,800,000.00      129      06/01/13   1st       64,870.89  0.14120%    0.10000%
   22         ACT/360       9,605,000.00       9,605,000.00      109      10/01/11   1st       67,099.51  0.14120%    0.10000%
   23         ACT/360       9,520,000.00       9,520,000.00       73      10/01/08   1st       66,739.49  0.14120%    0.10000%
   24         ACT/360       9,435,000.00       9,435,000.00       73      10/01/08   1st       66,143.61  0.14120%    0.10000%
   25         ACT/360       9,400,000.00       9,400,000.00      129      06/01/13   1st       62,223.10  0.14120%    0.10000%
  26.1
  26.2
  26.3
  26.4
   26         ACT/360       9,360,000.00       9,338,289.31      116      05/01/12   1st       65,895.71  0.14120%    0.10000%
  27.1
  27.2
  27.3
  27.4
   27         ACT/360       9,087,475.00       9,063,546.30       56      05/01/07   1st       61,193.34  0.14120%    0.10000%
   28         ACT/360       9,010,000.00       9,010,000.00       73      10/01/08   1st       63,164.16  0.14120%    0.10000%
   29         ACT/360       8,350,000.00       8,350,000.00      140      05/11/14   11th      55,188.73  0.10120%    0.06000%
   30         ACT/360       8,160,000.00       8,138,513.48       56      05/01/07   1st       54,947.90  0.14120%    0.10000%
   31         ACT/360       7,480,000.00       7,480,000.00      109      10/01/11   1st       52,254.48  0.14120%    0.10000%
   32         ACT/360       6,800,000.00       6,800,000.00      109      10/01/11   1st       47,504.08  0.14120%    0.10000%
   33         ACT/360       6,045,000.00       5,988,509.73      106      07/01/11   1st       42,201.31  0.14120%    0.10000%
   34         ACT/360       5,600,000.00       5,589,514.24      117      06/01/12   1st       38,780.91  0.12120%    0.08000%
   35         ACT/360       5,250,000.00       5,221,665.74      113      02/01/12   1st       35,104.85  0.10120%    0.06000%
   36         ACT/360       4,703,150.00       4,692,240.97      116      05/01/12   1st       33,110.83  0.14120%    0.10000%
   37         ACT/360       4,560,000.00       4,549,422.99      116      05/01/12   1st       32,103.04  0.14120%    0.10000%
   38         ACT/360       4,505,000.00       4,505,000.00       73      10/01/08   1st       31,582.08  0.14120%    0.10000%
   39         ACT/360       4,400,000.00       4,388,414.13       56      05/01/07   1st       29,628.77  0.14120%    0.10000%
   40         ACT/360       4,051,888.00       4,051,888.00       73      10/01/08   1st       28,405.56  0.14120%    0.10000%
   41         ACT/360       4,000,000.00       4,000,000.00      129      06/01/13   1st       26,477.92  0.14120%    0.10000%
   42         ACT/360       3,800,000.00       3,791,185.82      116      05/01/12   1st       26,752.53  0.14120%    0.10000%
   43         ACT/360       3,790,000.00       3,790,000.00      118      07/01/12   1st       24,607.61  0.14120%    0.10000%
   44         ACT/360       3,426,000.00       3,399,265.47      110      11/01/11   1st       22,563.64  0.14120%    0.10000%
   45         ACT/360       3,397,400.00       3,397,400.00       97      10/01/10   1st       27,098.80  0.14120%    0.10000%
   46         ACT/360       3,382,182.00       3,374,336.94      116      05/01/12   1st       23,811.04  0.14120%    0.10000%
   47         ACT/360       3,280,000.00       3,272,391.97      116      05/01/12   1st       23,091.66  0.14120%    0.10000%
   48         ACT/360       3,120,971.00       3,113,731.86      116      05/01/12   1st       21,972.07  0.14120%    0.10000%
   49         ACT/360       3,055,000.00       3,055,000.00      109      10/01/11   1st       19,511.03  0.14120%    0.10000%
   50         ACT/360       3,040,000.00       3,032,948.65      116      05/01/12   1st       21,402.03  0.14120%    0.10000%
   51         ACT/360       2,920,000.00       2,913,227.00      116      05/01/12   1st       20,557.21  0.14120%    0.10000%
   52         ACT/360       2,880,000.00       2,873,319.79      116      05/01/12   1st       20,275.60  0.14120%    0.10000%
   53         ACT/360       2,760,000.00       2,753,598.12      116      05/01/12   1st       19,430.79  0.14120%    0.10000%
   54         ACT/360       2,635,448.00       2,629,335.03      116      05/01/12   1st       18,553.92  0.14120%    0.10000%
   55         ACT/360       2,200,000.00       2,194,897.05      116      05/01/12   1st       15,488.31  0.14120%    0.10000%
   56         ACT/360       2,150,000.00       2,129,975.68      108      09/01/11   1st       14,203.07  0.14120%    0.10000%
   57         ACT/360       2,050,000.00       2,037,134.40      114      03/01/12   1st       14,963.13  0.14120%    0.10000%
   58         ACT/360       1,886,832.00       1,882,455.46      116      05/01/12   1st       13,283.56  0.14120%    0.10000%
   59         ACT/360       1,400,000.00       1,395,659.89      117      06/01/12   1st       10,232.32  0.10120%    0.06000%
   60         ACT/360     140,000,000.00     140,000,000.00      115      04/01/12   1st      926,544.58  0.06620%    0.02500%
   61         ACT/360      70,000,000.00      70,000,000.00      111      12/01/11   1st      448,680.62  0.09120%    0.05000%
   62         ACT/360      36,500,000.00      36,036,963.72      103      04/01/11   1st      245,291.67  0.14120%    0.10000%
   63         ACT/360      25,500,000.00      25,303,812.65      110      11/01/11   1st      169,006.99  0.14120%    0.10000%
   64         ACT/360      23,440,000.00      23,345,684.49      126      03/01/13   1st      166,216.48  0.09120%    0.05000%
   65         ACT/360      21,500,000.00      21,338,764.17      110      11/01/11   1st      144,110.14  0.14120%    0.10000%
   66         ACT/360      16,640,000.00      16,514,264.22      109      10/01/11   1st      115,098.50  0.14120%    0.10000%
   67         ACT/360      16,330,000.00      16,212,481.03      110      11/01/11   1st      111,421.54  0.09120%    0.05000%
   68         ACT/360      16,000,000.00      15,876,556.48      110      11/01/11   1st      105,911.67  0.11120%    0.07000%
   69         ACT/360      14,850,000.00      14,772,458.26      113      02/01/12   1st      100,800.05  0.14120%    0.10000%
   70         ACT/360      14,800,000.00      14,670,411.19      107      08/01/11   1st      103,352.03  0.14120%    0.10000%
   71         ACT/360      14,250,000.00      14,115,371.63      106      07/01/11   1st       99,053.26  0.14120%    0.10000%
   72         ACT/360      14,120,000.00      13,994,940.70      107      08/01/11   1st       98,149.62  0.14120%    0.10000%
   73         ACT/360      12,250,000.00      12,144,641.12      107      08/01/11   1st       86,157.63  0.14120%    0.10000%
   74         ACT/360      11,925,000.00      11,802,348.17      104      05/01/11   1st       84,691.71  0.14120%    0.10000%
   75         ACT/360      11,840,000.00      11,753,756.01      110      11/01/11   1st       80,368.52  0.14120%    0.10000%
   76         ACT/360      11,600,000.00      11,523,365.14      111      12/01/11   1st       77,955.71  0.14120%    0.10000%
   77         ACT/360      10,050,000.00       9,939,790.84      111      12/01/11   1st       69,754.25  0.14120%    0.10000%
   78         ACT/360       9,000,000.00       8,955,142.40      115      04/01/12   1st       67,448.68  0.14120%    0.10000%
   79         ACT/360       8,640,000.00       8,561,767.36      106      07/01/11   1st       61,064.25  0.14120%    0.10000%
   80         ACT/360       8,350,000.00       8,328,432.10      116      05/01/12   1st       56,622.30  0.14120%    0.10000%
   81         ACT/360       8,320,000.00       8,247,191.26      108      09/01/11   1st       56,475.18  0.14120%    0.10000%
   82         ACT/360       8,000,000.00       7,933,672.93      109      10/01/11   1st       53,224.20  0.09120%    0.05000%
   83         ACT/360       7,880,000.00       7,827,941.15      111      12/01/11   1st       52,956.12  0.14120%    0.10000%
   84         ACT/360       7,300,000.00       7,235,971.84      107      08/01/11   1st       50,942.72  0.14120%    0.10000%
   85         ACT/360       6,900,000.00       6,855,481.18      111      12/01/11   1st       46,836.39  0.14120%    0.10000%
   86         ACT/360       6,390,000.00       6,350,700.97      111      12/01/11   1st       44,243.07  0.14120%    0.10000%
   87         ACT/360       5,468,000.00       5,427,238.27      110      11/01/11   1st       36,746.71  0.14120%    0.10000%
   88         ACT/360       5,200,000.00       5,154,613.27      107      08/01/11   1st       36,359.15  0.14120%    0.10000%
   89         ACT/360       4,320,000.00       4,298,713.33      113      02/01/12   1st       30,087.83  0.14120%    0.10000%
   90         ACT/360       4,000,000.00       3,972,946.92      111      12/01/11   1st       26,612.10  0.11120%    0.07000%
   91         ACT/360       3,600,000.00       3,564,979.68      105      06/01/11   1st       25,567.31  0.14120%    0.10000%
   92         ACT/360       3,500,000.00       3,481,925.52      113      02/01/12   1st       23,876.17  0.11120%    0.07000%
   93         ACT/360       3,480,000.00       3,440,387.55      104      05/01/11   1st       23,739.73  0.14120%    0.10000%
   94         ACT/360       3,424,000.00       3,389,353.47      105      06/01/11   1st       23,941.10  0.14120%    0.10000%
   95         ACT/360       3,400,000.00       3,373,871.24      109      10/01/11   1st       23,355.64  0.09120%    0.05000%
   96         ACT/360       3,328,000.00       3,294,324.77      105      06/01/11   1st       23,269.86  0.14120%    0.10000%
   97         ACT/360       3,245,000.00       3,233,027.78      114      03/01/12   1st       22,667.29  0.14120%    0.10000%
   98         ACT/360       3,250,000.00       3,219,671.43      112      01/01/12   1st       23,178.07  0.09120%    0.05000%
   99         ACT/360       3,184,000.00       3,151,860.51      105      06/01/11   1st       22,284.80  0.14120%    0.10000%
   100        ACT/360       3,082,500.00       3,048,351.84      110      11/01/11   1st       22,579.28  0.09120%    0.05000%
   101        ACT/360       3,060,000.00       3,004,232.32      104      05/01/11   1st       22,098.18  0.14120%    0.10000%
   102        ACT/360       2,256,806.46       2,242,132.63      142      07/15/14   15th       Steps     0.14120%    0.10000%
   103        ACT/360       2,200,000.00       2,188,253.81      112      01/01/12   1st       15,503.41  0.14120%    0.10000%
   104        ACT/360       2,000,000.00       1,982,756.20      107      08/01/11   1st       14,052.83  0.14120%    0.10000%
   105        ACT/360       1,904,000.00       1,892,005.02      111      12/01/11   1st       13,053.27  0.14120%    0.10000%
   106        ACT/360       1,813,387.81       1,801,597.10      142      07/15/14   15th       Steps     0.14120%    0.10000%
   107        ACT/360       1,436,003.00       1,427,278.24      110      11/01/11   1st       10,493.87  0.14120%    0.10000%
   108        ACT/360       1,361,336.97       1,351,344.48      142      07/15/14   15th       Steps     0.14120%    0.10000%
   109        ACT/360       1,350,000.00       1,339,538.28      108      09/01/11   1st        9,634.28  0.14120%    0.10000%
   110        ACT/360       1,045,000.00       1,036,378.42      108      09/01/11   1st        7,271.05  0.14120%    0.10000%
   111        ACT/360     150,000,000.00     148,982,269.63      114      03/01/12   1st    1,056,105.47  0.06620%    0.02500%
   112        ACT/360      38,500,000.00      38,376,012.74      121      10/01/12   1st      266,303.63  0.09120%    0.05000%
   113        ACT/360      27,441,750.00      27,203,109.85      107      08/01/11   1st      192,158.64  0.09120%    0.05000%
   114        ACT/360      25,649,999.00      25,426,940.34      107      08/01/11   1st      179,612.05  0.09120%    0.05000%
   115        ACT/360      24,750,000.00      24,501,817.84      106      06/30/11   1st      205,724.03  0.14120%    0.10000%
   116        ACT/360      18,000,000.00      18,000,000.00      118      07/01/12   1st      110,010.92  0.14120%    0.10000%
   117        ACT/360      16,000,000.00      15,856,580.82      106      07/01/11   1st      113,522.29  0.14120%    0.10000%
   118        ACT/360      12,300,000.00      12,276,893.42      117      06/01/12   1st       85,078.82  0.09120%    0.05000%
   119        ACT/360      11,325,000.00      11,317,483.64      119      08/01/12   1st       73,830.53  0.14120%    0.10000%
   120        ACT/360      11,100,000.00      11,012,838.27      109      10/01/11   1st       75,571.05  0.14120%    0.10000%
   121        ACT/360       9,375,000.00       9,291,156.42      107      08/01/11   1st       64,910.61  0.14120%    0.10000%
   122        ACT/360       8,700,000.00       8,601,018.28      110      11/01/11   1st       62,884.20  0.14120%    0.10000%
   123        ACT/360       7,500,000.00       7,495,324.85      119      08/01/12   1st       49,948.07  0.14120%    0.10000%
   124        ACT/360       4,600,000.00       4,568,524.19      111      12/01/11   1st       30,449.60  0.14120%    0.10000%
   125        ACT/360       3,800,000.00       3,773,816.32      111      12/01/11   1st       25,077.66  0.14120%    0.10000%
   126        ACT/360       3,700,000.00       3,668,770.79      108      09/01/11   1st       25,502.05  0.14120%    0.10000%
   127        ACT/360       2,685,000.00       2,675,483.60      114      03/01/12   1st       19,022.74  0.09120%    0.05000%
   128        ACT/360       1,125,000.00       1,115,828.61       72      09/01/08   1st        7,866.16  0.14120%    0.10000%
   129        ACT/360      27,290,000.00      27,165,383.65      114      03/01/12   1st      193,626.01  0.14120%    0.10000%
   130        ACT/360      25,500,000.00      25,190,436.11      112      01/01/12   1st      207,202.86  0.14120%    0.10000%
  131.1
  131.2
  131.3
   131        ACT/360      22,450,000.00      22,261,684.26      109      10/01/11   1st      148,607.31  0.09120%    0.05000%
   132        ACT/360      18,814,168.00      18,593,195.32      104      05/01/11   1st      126,691.05  0.14120%    0.10000%
   133        ACT/360      18,000,000.00      17,852,503.20      109      10/01/11   1st      120,359.49  0.14120%    0.10000%
  134.1
  134.2
  134.3
  134.4
  134.5
  134.6
  134.7
   134        ACT/360       9,700,000.00       9,631,616.78      110      11/01/11   1st       66,764.26  0.09120%    0.05000%
   135        ACT/360       8,661,962.00       8,607,653.75      111      12/01/11   1st       59,501.67  0.14120%    0.10000%
   136        ACT/360       7,000,000.00       6,985,938.48       81      06/01/09   1st       47,231.19  0.14120%    0.10000%
   137        ACT/360       7,000,000.00       6,953,645.78      111      12/01/11   1st       46,995.05  0.11120%    0.07000%
   138        ACT/360       5,750,000.00       5,727,664.13      114      03/01/12   1st       39,420.33  0.14120%    0.10000%
   139        ACT/360       5,000,000.00       4,963,069.58      110      11/01/11   1st       33,736.56  0.10120%    0.06000%
   140        ACT/360       4,350,000.00       4,312,726.73      108      09/01/11   1st       29,792.78  0.14120%    0.10000%
   141        ACT/360       4,313,700.00       4,303,810.23      116      05/01/12   1st       30,487.60  0.14120%    0.10000%
   142        ACT/360       4,000,000.00       3,975,899.61      112      01/01/12   1st       26,773.48  0.14120%    0.10000%
   143        ACT/360       3,550,000.00       3,523,839.93      110      11/01/11   1st       23,976.94  0.14120%    0.10000%
   144        ACT/360       2,357,680.00       2,344,972.08      112      01/01/12   1st       16,549.87  0.14120%    0.10000%
   145        ACT/360       1,475,000.00       1,469,772.18      114      03/01/12   1st       10,450.11  0.09120%    0.05000%
   146        ACT/360       4,800,000.00       4,754,419.51      112      01/01/12   1st       33,925.40  0.13120%    0.09000%
   147        ACT/360       4,400,000.00       4,367,199.77      110      11/01/11   1st       29,569.41  0.11120%    0.07000%
   148        ACT/360       4,000,000.00       3,962,234.87      115      04/01/12   1st       30,414.56  0.10120%    0.06000%
   149        ACT/360       3,584,000.00       3,551,792.75      106      07/01/11   1st       25,404.32  0.13120%    0.09000%
   150        ACT/360       2,500,000.00       2,480,796.04      113      02/01/12   1st       18,523.59  0.14120%    0.10000%
   151        ACT/360       3,600,000.00       3,574,680.17      110      11/01/11   1st       24,803.00  0.14120%    0.10000%
   152        ACT/360       2,500,000.00       2,492,955.88      115      04/01/12   1st       18,144.09  0.14120%    0.10000%
                                           1,724,285,986.96


                                                                                      Replacement
                                                                                       Reserves
             Master                                      Original                       Monthly
Sequence   Servicing   Ownership                       Amortization    ARD    Grace     Deposit
 Number     Fee Rate    Interest        Crossed          (months)     Loan   Period     Amount
--------    --------   ---------    ----------------   ------------   ----   ------   -----------
    1       0.14000%   Fee Simple   Yes(BACM 02-2-A)       360          No     10       6,300.00
    2       0.14000%   Fee Simple   Yes(BACM 02-2-A)       360          No     10       5,488.00
    3       0.14000%   Fee Simple          No              348          No     10      12,043.83
    4       0.14000%   Fee Simple          No              360          No     10
   5.1                 Fee Simple
   5.2                 Fee Simple
   5.3                 Fee Simple
    5       0.14000%                       No              360          No     10       5,307.33
    6       0.14000%   Fee Simple          No              348          No     10       7,857.00
    7       0.08000%   Fee Simple          No              360          No     10      21,012.00
    8       0.14000%   Fee Simple          No              360          No     10       4,800.00
    9       0.14000%   Fee Simple          No              360          No     10       4,500.00
   10       0.14000%   Fee Simple          No              306          No     10      13,963.00
   11       0.14000%   Fee Simple          No              360          No     10       2,616.33
   12       0.14000%   Fee Simple          No              360          No     10       4,300.00
   13       0.09000%   Fee Simple          No              360          No     10       3,100.00
   14       0.09000%   Fee Simple          No              360          No     10       4,800.00
   15       0.14000%   Fee Simple          No              348          No     10       7,218.33
   16       0.14000%   Fee Simple          No              360          No     10       2,655.00
   17       0.14000%   Fee Simple          No              360          No     10       3,600.00
   18       0.14000%   Fee Simple          No              306          No     10       7,950.00
   19       0.14000%   Fee Simple          No              360          No     10       5,125.00
   20       0.14000%   Fee Simple          No              309          No     10       7,004.00
   21       0.14000%   Fee Simple          No              360          No     10       3,000.00
   22       0.14000%   Fee Simple          No              309          No     10       6,386.00
   23       0.14000%   Fee Simple          No              306          No     10       8,241.25
   24       0.14000%   Fee Simple          No              306          No     10       4,256.25
   25       0.14000%   Fee Simple          No              360          No     10       4,800.00
  26.1                 Fee Simple
  26.2                 Fee Simple
  26.3                 Fee Simple
  26.4                 Fee Simple
   26       0.14000%                       No              360          No     10      12,194.50
  27.1                 Fee Simple
  27.2                 Fee Simple
  27.3                 Fee Simple
  27.4                 Fee Simple
   27       0.14000%                       No              360          No     10      10,929.00
   28       0.14000%   Fee Simple          No              306          No     10       5,667.00
   29       0.10000%   Fee Simple          No              360         Yes     10       6,132.00
   30       0.14000%   Fee Simple          No              360          No     10      15,060.00
   31       0.14000%   Fee Simple          No              309          No     10       4,217.00
   32       0.14000%   Fee Simple          No              309          No     10       6,000.00
   33       0.14000%   Fee Simple          No              360          No     10       1,950.00
   34       0.12000%   Fee Simple          No              360          No      5       4,167.00
   35       0.10000%   Fee Simple          No              360          No     10       5,616.00
   36       0.14000%   Fee Simple          No              360          No     10       7,590.00
   37       0.14000%   Fee Simple          No              360          No     10       5,996.97
   38       0.14000%   Fee Simple          No              306          No     10       5,207.67
   39       0.14000%   Fee Simple          No              360          No     10       4,053.00
   40       0.14000%   Fee Simple          No              306          No     10       1,680.00
   41       0.14000%   Fee Simple          No              360          No     10       1,800.00
   42       0.14000%   Fee Simple          No              360          No     10       2,676.50
   43       0.14000%   Fee Simple          No              348          No     10       5,800.00
   44       0.14000%   Fee Simple          No              360          No     10       3,000.00
   45       0.14000%   Fee Simple          No              295         Yes     10       2,166.67
   46       0.14000%   Fee Simple          No              360          No     10       3,150.00
   47       0.14000%   Fee Simple          No              360          No     10       6,637.50
   48       0.14000%   Fee Simple          No              360          No     10       3,294.00
   49       0.14000%   Fee Simple          No              360          No     10       1,580.25
   50       0.14000%   Fee Simple          No              360          No     10       5,035.00
   51       0.14000%   Fee Simple          No              360          No     10       1,887.00
   52       0.14000%   Fee Simple          No              360          No     10       1,500.00
   53       0.14000%   Fee Simple          No              360          No     10       2,377.00
   54       0.14000%   Fee Simple          No              360          No     10       3,275.00
   55       0.14000%   Fee Simple          No              360          No     10       3,126.67
   56       0.14000%   Fee Simple          No              360          No     10
   57       0.14000%   Fee Simple          No              300          No      5       3,300.00
   58       0.14000%   Fee Simple          No              360          No     10       4,850.00
   59       0.10000%   Fee Simple          No              300          No      5       1,732.50
   60       0.06500%   Fee Simple          No              360          No     15      16,337.52
   61       0.09000%   Fee Simple          No              360          No     10
   62       0.14000%   Fee Simple          No              360          No     10       7,448.00
   63       0.14000%   Fee Simple          No              360          No     15
   64       0.09000%   Fee Simple          No              348          No     10
   65       0.14000%   Fee Simple          No              360          No     15
   66       0.14000%   Fee Simple          No              360          No     10       1,143.00
   67       0.09000%   Fee Simple          No              360          No     10
   68       0.11000%   Fee Simple          No              360          No     10
   69       0.14000%   Fee Simple          No              360          No     10       2,785.58
   70       0.14000%   Fee Simple          No              360          No     10       5,131.19
   71       0.14000%   Fee Simple          No              360          No     10         650.83
   72       0.14000%   Fee Simple          No              360          No     10       1,341.08
   73       0.14000%   Fee Simple          No              360          No     10       1,219.25
   74       0.14000%   Fee Simple          No              360          No     10         555.00
   75       0.14000%   Fee Simple          No              360          No     10       2,049.76
   76       0.14000%   Fee Simple          No              360          No     10       1,118.00
   77       0.14000%   Fee Simple          No              300          No     10
   78       0.14000%   Fee Simple          No              300          No     10
   79       0.14000%   Fee Simple          No              360          No     10
   80       0.14000%   Fee Simple          No              360          No     10         650.37
   81       0.14000%   Fee Simple          No              360          No     10         805.42
   82       0.09000%   Fee Simple          No              360          No     10         535.99
   83       0.14000%   Fee Simple          No              360          No     10       1,122.00
   84       0.14000%   Fee Simple          No              360          No     10         776.62
   85       0.14000%   Fee Simple          No              360          No     10         651.57
   86       0.14000%   Fee Simple          No              360          No     10       3,840.17
   87       0.14000%   Fee Simple          No              360          No     10         225.75
   88       0.14000%   Fee Simple          No              360          No     10       1,212.42
   89       0.14000%   Fee Simple          No              360          No     15         511.42
   90       0.11000%   Fee Simple          No              360          No     10
   91       0.14000%   Fee Simple          No              360          No     10          88.20
   92       0.11000%   Fee Simple          No              360          No      5         393.33
   93       0.14000%   Fee Simple          No              360          No     15         660.00
   94       0.14000%   Fee Simple          No              360          No     10         252.00
   95       0.09000%   Fee Simple          No              360          No      5         189.00
   96       0.14000%   Fee Simple          No              360          No     10         376.25
   97       0.14000%   Fee Simple          No              360          No     10
   98       0.09000%   Fee Simple          No              300          No      5         189.00
   99       0.14000%   Fee Simple          No              360          No     10
   100      0.09000%   Fee Simple          No              300          No      5         293.75
   101      0.14000%   Fee Simple          No              300          No     10         322.50
   102      0.14000%   Fee Simple          No              144          No      0
   103      0.14000%   Leasehold           No              360          No     10
   104      0.14000%   Fee Simple          No              360          No     10         246.17
   105      0.14000%   Fee Simple          No              360          No     10         126.00
   106      0.14000%   Fee Simple          No              144          No      0
   107      0.14000%   Fee Simple          No              360          No     10          93.33
   108      0.14000%   Fee Simple          No              144          No      0
   109      0.14000%   Fee Simple          No              360          No     10         113.42
   110      0.14000%   Fee Simple          No              360          No     10         102.42
   111      0.06500%   Fee Simple          No              300          No      0       5,844.00
   112      0.09000%   Fee Simple          No              360          No     10       6,413.67
   113      0.09000%   Fee Simple          No              360          No      0       1,972.80
   114      0.09000%   Fee Simple          No              360          No      0       1,781.17
   115      0.14000%   Fee Simple          No              222          No     10         208.33
   116      0.14000%   Fee Simple          No              360          No     10       1,612.00
   117      0.14000%   Fee Simple          No              360          No     10       2,944.92
   118      0.09000%   Fee Simple          No              360          No     10       1,836.73
   119      0.14000%   Fee Simple          No              360          No     10       2,635.00
   120      0.14000%   Leasehold           No              360          No     10         572.00
   121      0.14000%   Fee Simple          No              360          No     10       1,412.37
   122      0.14000%   Fee Simple          No              300          No     10       8,973.17
   123      0.14000%   Fee Simple          No              360          No     10       1,960.00
   124      0.14000%   Fee Simple          No              360          No     10       1,068.71
   125      0.14000%   Fee Simple          No              360          No     10       1,244.17
   126      0.14000%   Fee Simple          No              360          No     10         955.17
   127      0.09000%   Leasehold           No              360          No      5         408.83
   128      0.14000%   Fee Simple          No              360          No     10         164.58
   129      0.14000%   Fee Simple          No              336          No     10
   130      0.14000%   Leasehold           No              252          No     10
  131.1                Fee Simple
  131.2                Fee Simple
  131.3                Fee Simple
   131      0.09000%                       No              360          No      0      42,753.35
   132      0.14000%   Fee Simple          No              360          No     10       4,643.92
   133      0.14000%   Fee Simple          No              360          No     10       2,321.91
  134.1                Fee Simple
  134.2                Fee Simple
  134.3                Fee Simple
  134.4                Fee Simple
  134.5                Fee Simple
  134.6                Fee Simple
  134.7                Fee Simple
   134      0.09000%                       No              360          No     10       3,760.00
   135      0.14000%   Fee Simple          No              360          No     10       4,086.85
   136      0.14000%   Fee Simple          No              360          No     10       3,980.00
   137      0.11000%   Fee Simple          No              360          No     10       1,536.00
   138      0.14000%   Fee Simple          No              360          No     10         281.50
   139      0.10000%   Fee Simple          No              360          No     10
   140      0.14000%   Fee Simple          No              360          No     10       2,828.08
   141      0.14000%   Fee Simple          No              360          No     10       1,147.32
   142      0.14000%   Fee Simple          No              360          No     10       1,004.40
   143      0.14000%   Fee Simple          No              360          No     10       1,543.62
   144      0.14000%   Fee Simple          No              360          No     10       2,218.53
   145      0.09000%   Leasehold           No              360          No      5         204.33
   146      0.13000%   Fee Simple          No              300          No      5       1,257.42
   147      0.11000%   Fee Simple          No              360          No      5       1,400.00
   148      0.10000%   Fee Simple          No              240          No      5
   149      0.13000%   Fee Simple          No              360          No      5
   150      0.14000%   Fee Simple          No              300          No      5       1,350.00
   151      0.14000%   Fee Simple          No              360          No     10         662.67
   152      0.14000%   Fee Simple          No              360          No      5         920.30


             Monthly
              Tenant      Other                          Restrictions
           Improvement   Escrow    Letter                     on
Sequence     Leasing     Monthly     of                   Defeasance
 Number       Amount     Deposit   Credit   Defeasance      Period
--------   -----------   -------   ------   ----------   ------------
    1                                No         Yes           24
    2                                No         Yes           24
    3                                No         Yes           24
    4                                No         Yes           24
   5.1
   5.2
   5.3
    5                                No         Yes           24
    6                                No         Yes           24
    7                                No         Yes           24
    8                                No         Yes           24
    9                                No         Yes           24
   10                               Yes         Yes           24
   11                               Yes         Yes           24
   12                                No         Yes           24
   13                                No         Yes           24
   14                                No         Yes           24
   15                                No         Yes           24
   16                                No         Yes           24
   17                                No         Yes           24
   18                               Yes         Yes           24
   19                                No         Yes           24
   20                               Yes         Yes           24
   21                                No         Yes           24
   22                               Yes         Yes           24
   23                               Yes         Yes           24
   24                               Yes         Yes           24
   25                                No         Yes           24
  26.1
  26.2
  26.3
  26.4
   26                    9,666.44    No         Yes           24
  27.1
  27.2
  27.3
  27.4
   27                    8,407.56    No         Yes           24
   28                               Yes         Yes           24
   29                                No         Yes           24
   30                    8,376.28    No         Yes           24
   31                               Yes         Yes           24
   32                               Yes         Yes           24
   33                                No         Yes           24
   34                       41.67    No         Yes           36
   35                                No         Yes           24
   36                    4,925.31    No         Yes           24
   37                    5,367.53    No         Yes           24
   38                               Yes         Yes           24
   39                    2,053.02    No         Yes           24
   40                               Yes         Yes           24
   41                                No         Yes           24
   42                    1,967.11    No         Yes           24
   43                                No         Yes           24
   44                                No         Yes           24
   45                    2,046.16    No         No
   46                    2,330.52    No         Yes           24
   47                    5,075.22    No         Yes           24
   48                    2,878.83    No         Yes           24
   49                                No         Yes           24
   50                    3,038.47    No         Yes           24
   51                    2,020.20    No         Yes           24
   52                    2,033.83    No         Yes           24
   53                    2,472.26    No         Yes           24
   54                    1,953.75    No         Yes           24
   55                    2,344.16    No         Yes           24
   56                                No         Yes           24
   57                       41.67    No         Yes           36
   58                    3,648.04    No         Yes           24
   59                                No         No
   60                                No         Yes           24
   61                                No         Yes           24
   62                                No         Yes           24
   63                                No         Yes           24
   64                               Yes         Yes           24
   65                                No         Yes           24
   66                                No         Yes           72
   67                                No         Yes           24
   68                                No         Yes           24
   69       13,889.00                No         Yes           24
   70                                No         Yes           24
   71                                No         Yes           24
   72                                No         Yes           24
   73                                No         Yes           24
   74                                No         Yes           24
   75                                No         Yes           24
   76                                No         Yes           24
   77                                No         Yes           24
   78                                No         Yes           24
   79                                No         Yes           24
   80                                No         Yes           24
   81                                No         Yes           24
   82                                No         Yes           24
   83                                No         Yes           24
   84                                No         Yes           24
   85                                No         Yes           24
   86        6,500.00                No         Yes           72
   87                                No         Yes           24
   88                                No         Yes           24
   89                                No         Yes           24
   90                               Yes         Yes           24
   91                                No         Yes           24
   92                                No         Yes           36
   93                                No         Yes           24
   94                                No         Yes           24
   95                                No         Yes           36
   96                                No         Yes           24
   97                                No         Yes           24
   98                                No         Yes           36
   99                                No         Yes           24
   100                               No         Yes           36
   101                               No         Yes           24
   102                               No         Yes           24
   103                               No         Yes           24
   104                               No         Yes           24
   105                               No         Yes           24
   106                               No         Yes           24
   107                               No         Yes           24
   108                               No         Yes           24
   109                               No         Yes           24
   110                               No         Yes           24
   111      70,833.00                No         Yes           24
   112      25,000.00                No         Yes           24
   113       4,400.00               Yes         Yes           24
   114       3,500.00               Yes         Yes           24
   115                               No         Yes           24
   116                               No         Yes           24
   117                               No         Yes           24
   118       5,008.94                No         Yes           24
   119      14,062.50                No         Yes           24
   120       2,500.00                No         Yes           24
   121       5,000.00                No         Yes           24
   122                               No         Yes           24
   123                               No         Yes           24
   124                               No         Yes           24
   125                               No         Yes           24
   126                               No         Yes           24
   127       2,478.00                No         Yes           36
   128                               No         Yes           24
   129                               No         Yes           24
   130                              Yes         Yes           24
  131.1
  131.2
  131.3
   131                               No         Yes           24
   132                               No         Yes           24
   133       2,381.00                No         Yes           24
  134.1
  134.2
  134.3
  134.4
  134.5
  134.6
  134.7
   134                               No         Yes           24
   135      28,000.00                No         Yes           24
   136                               No         Yes           24
   137                               No         Yes           24
   138                               No         Yes           24
   139       4,166.67                No         Yes           24
   140                               No         Yes           24
   141                               No         Yes           24
   142                               No         Yes           24
   143                               No         Yes           24
   144                               No         Yes           24
   145       1,243.33                No         Yes           36
   146                      83.33    No         Yes           36
   147                      41.67    No         Yes           36
   148                      41.67    No         Yes           36
   149                      83.33    No         Yes           36
   150                      41.67    No         Yes           36
   151                               No         Yes           24
   152                               No         Yes           36





                                                                                                                 Mortgage
Sequence     Loan                                                                                         Zip      Rate
 Number     Number               Property Name                  Street Address          City     State   Code      (%)
   98      327010358   Walgreens Lynnwood         16423 Larch Way                 Lynnwood        WA     98037    7.100%
   100     325010337   Staples Lake Worth         6315 Lake Worth Boulevard       Lake Worth      TX     76135    7.400%
   127     415010348   Gillespie Field 24         1810 Gillespie Way              El Cajon        CA     92020    7.635%
   145     415010347   Gillespie Field 23         1830 Gillespie Way              El Cajon        CA     92020    7.635%
   146     400010350   Casitas de Santa Fe MHC    521 Airport Road                Santa Fe        NM     87505    7.000%
   147     400010345   Kings Row MHC              10810 Telephone Road            Houston         TX     77075    7.100%
   148     400020373   Leisure Village MHC - MI   5601 Chauncey Drive, NE         Belmont         MI     49306    6.750%
   149     400010293   Sierra Vista MHC           733 South Deer Creek Lane       Sierra Vista    AZ     85635    7.640%
   150     400010360   Wood Village               3611 Rice Mine Road Northeast   Tuscaloosa      AL     35406    7.530%
   152     400010370   A Discount Mini-Storage    9419 Buffalo Speedway           Houston         TX     77054    7.885%
                                     TOTAL

                                                         Remaining
                                                         Term To
                                                          Stated      Stated
                                                         Maturity    Maturity                   Admini-     Primary     Master
Sequence   Amortization     Original        Cut-off       / ARD       Date/     Due Monthly     strative   Servicing   Servicing
 Number        Basis        Balance         Balance      (months)      ARD      DatePayment     Fee Rate   Fee Rate    Fee Rate
   98         ACT/360     3,250,000.00    3,219,671.43      112      01/01/12   1st 23,178.07   0.09120%   0.05000%    0.09000%
   100        ACT/360     3,082,500.00    3,048,351.84      110      11/01/11   1st 22,579.28   0.09120%   0.05000%    0.09000%
   127        ACT/360     2,685,000.00    2,675,483.60      114      03/01/12   1st 19,022.74   0.09120%   0.05000%    0.09000%
   145        ACT/360     1,475,000.00    1,469,772.18      114      03/01/12   1st 10,450.11   0.09120%   0.05000%    0.09000%
   146        ACT/360     4,800,000.00    4,754,419.51      112      01/01/12   1st 33,925.40   0.13120%   0.09000%    0.13000%
   147        ACT/360     4,400,000.00    4,367,199.77      110      11/01/11   1st 29,569.41   0.11120%   0.07000%    0.11000%
   148        ACT/360     4,000,000.00    3,962,234.87      115      04/01/12   1st 30,414.56   0.10120%   0.06000%    0.10000%
   149        ACT/360     3,584,000.00    3,551,792.75      106      07/01/11   1st 25,404.32   0.13120%   0.09000%    0.13000%
   150        ACT/360     2,500,000.00    2,480,796.04      113      02/01/12   1st 18,523.59   0.14120%   0.10000%    0.14000%
   152        ACT/360     2,500,000.00    2,492,955.88      115      04/01/12   1st 18,144.09   0.14120%   0.10000%    0.14000%
                                         47,900,783.15


                                                                 Replacement
                                                                  Reserves
                                    Original                      Monthly
Sequence   Ownership              Amortization   ARD     Grace    Deposit
 Number     Interest    Crossed      (months)    Loan   Period     Amount
   98      Fee Simple      No          300        No       5        189.00
   100     Fee Simple      No          300        No       5        293.75
   127     Leasehold       No          360        No       5        408.83
   145     Leasehold       No          360        No       5        204.33
   146     Fee Simple      No          300        No       5      1,257.42
   147     Fee Simple      No          360        No       5      1,400.00
   148     Fee Simple      No          240        No       5
   149     Fee Simple      No          360        No       5
   150     Fee Simple      No          300        No       5      1,350.00
   152     Fee Simple      No          360        No       5        920.30



             Monthly
             Tenant        Other                          Restrictions
           Improvement    Escrow    Letter                     on
Sequence     Leasing      Monthly     of                   Defeasance
 Number      Amount       Deposit   Credit   Defeasance      Period
   98                                 No        Yes            36
   100                                No        Yes            36
   127       2,478.00                 No        Yes            36
   145       1,243.33                 No        Yes            36
   146                     83.33      No        Yes            36
   147                     41.67      No        Yes            36
   148                     41.67      No        Yes            36
   149                     83.33      No        Yes            36
   150                     41.67      No        Yes            36
   152                                No        Yes            36





                                                                                                                Mortgage
Sequence    Loan                                                                                         Zip      Rate
 Number    Number                   Property Name                Street Address         City    State   Code      (%)
   102      4992    Sterling Jewelers, Henderson, NV   1071 West Sunset Road      Henderson      NV     89014    8.400%
   106      4994    Sterling Jewelers, Appleton, WI    141 North Casaloma Drive   Grand Chute    WI     54915    8.400%
   108      5574    7-Eleven, Manchester, NH           117 Queen City Avenue      Manchester     NH     03104    8.440%
                                        Total


                                                       Remaining
                                                        Term To
                                                         Stated     Stated
                                                        Maturity   Maturity                    Admini-     Primary     Master
Sequence   Amortization    Original       Cut-off        / ARD      Date/     Due    Monthly   strative   Servicing   Servicing
 Number        Basis       Balance        Balance       (months)     ARD      Date   Payment   Fee Rate   Fee Rate    Fee Rate
   102        ACT/360     2,256,806.46   2,242,132.63      142     07/15/14   15th    Steps    0.14120%   0.10000%    0.14000%
   106        ACT/360     1,813,387.81   1,801,597.10      142     07/15/14   15th    Steps    0.14120%   0.10000%    0.14000%
   108        ACT/360     1,361,336.97   1,351,344.48      142     07/15/14   15th    Steps    0.14120%   0.10000%    0.14000%
                                         5,395,074.21

                                                                 Replacement
                                                                   Reserves
                                    Original                       Monthly
Sequence   Ownership              Amortization   ARD     Grace     Deposit
 Number     Interest    Crossed      (months)    Loan   Period      Amount
   102     Fee Simple      No          144        No       0
   106     Fee Simple      No          144        No       0
   108     Fee Simple      No          144        No       0


             Monthly
              Tenant      Other                          Restrictions
           Improvement    Escrow   Letter                     on
Sequence     Leasing     Monthly     of                   Defeasance
 Number       Amount     Deposit   Credit   Defeasance      Period
   102                               No        Yes            24
   106                               No        Yes            24
   108                               No        Yes            24


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTITES

            FOR PURPOSES OF THIS SCHEDULE II, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE UNDERWRITING, ORIGINATION OR SALE OF THE MORTGAGE LOANS REGARDING THE MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF OF THE SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS REFERRED TO HEREIN AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED IN DOCUMENTS WHICH ARE PART OF A MORTGAGE FILE AS REQUIRED BY THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS EXIST) SHALL BE DEEMED WITHIN THE SELLER'S KNOWLEDGE.

            Except with respect to the Exceptions described on Schedule IIA, the Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date and subject to Section 20 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to any required recordation set forth in the Agreement that may take place subsequent to the Closing Date, as set forth in the Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. As of the Closing Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, and
(f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) the related Mortgaged Property has not been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Mortgage File, the related Mortgaged Property is to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance). The Seller has no knowledge of any proceeding pending or threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein or to any Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). Except for Mortgage Loan Nos. 56388, 56007 and 52828 where the originator waived insurance requirements related to "terrorism" or terrorist acts", neither the Mortgage nor any other loan document executed in connection with the Mortgage Loan contains any express provision that would prohibit the holder of the Mortgage Loan from requiring the Borrower under the related Mortgage Loan either to obtain or maintain insurance coverage for loss, cost, liability or damaged caused by "terrorism" or "terrorist acts". It is understood, however, that the Seller makes no affirmative representation hereby whether any general insurance requirement can be enforced to require terrorism insurance.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property (a) an environmental site assessment or, an environmental site assessment update was performed meeting ASTM standards by an independent third-party environmental consultant with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) a report of each such assessment or, update if any (an "Environmental Report"), has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or
(ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower or the Seller to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the Seller's sole discretion, an appropriate net worth in light of the environmental matters covered by such guaranty or indemnity. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Seller has required the related Borrower to provide a secured creditor environmental insurance policy for the Mortgaged Properties identified in
Schedule IIA Representation 12. All environmental assessments that were in the possession of the Seller and that relate to a Mortgaged Property which is insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. The Mortgage for each Mortgage Loan encumbering the Mortgaged Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby and such documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured by an insurer having the claims-paying ability indicated on Schedule IIA Representation 14, and the related Mortgage Loan documents require that the property be insured by an insurer having a claims-paying ability of at least the lesser of (a) the claims-paying ability of the current insurer indicated on Schedule IIA Representation 14 or (b) either "A:X" by A.M. Best Company or "A" (or the equivalent) by S&P or Moody's Investors Service, Inc. With respect to fire and extended perils insurance, except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, each Mortgaged Property securing a Mortgage Loan is insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgage Loan maintains insurance coverage from property damage resulting from "terrorism" or "terrorist acts" except for the Mortgage Loans set forth on Schedule IIA Representation 14 referenced thereon as (a) not maintaining such insurance as of the Closing Date,
(b) being the subject of review by the Master Servicer (or an agent thereof) as to ascertain as of the Closing Date the existence or the non-existence of such insurance and/or (c) having waived such insurance requirements. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve months of rental income). All such hazard insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15. Taxes and Assessments. To the Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. To the Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the Mortgaged Property as of the date of the origination of such Mortgage Loan.) In the event of casualty or destruction, the Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty, or law and ordinance insurance coverage has been obtained.

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid. If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d) To the Seller's knowledge, the Ground Lease is in full force and effect as of the Closing Date and, to the Seller's knowledge, there is no material default under such Ground Lease;

            (e) The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease. Such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee;

            (f) Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan; or, if not 20 years, at least 19 years beyond such stated maturity date;

            (g) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied, either (i) to the repair or restoration of all or part of the related Mortgaged Property with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage loan lender), or
(ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (j) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder (or its predecessors), is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, governmental investigations, arbitrations or like proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the benefit of the security intended to be provided by the Mortgage Loan documents or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan or the current principal use of the Mortgaged Property. The Seller has not knowingly violated any provision of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 or intentionally violated any other law of any jurisdiction applicable to it or the Mortgage Loans insofar as such laws require Seller to make investigations, reports or take action with respect to the related Borrowers.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Seller has no knowledge that the related Borrower was not in possession of such licenses, permits and authorizations or that such licenses, permits and authorizations have not otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price and prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) such Mortgage Loan has been transferred by the Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC or be subject to any "prohibited transaction" tax as defined in the REMIC Provisions (the "Legal Opinion"). The related mortgage loan documents enable the lender to charge the expenses associated with permitting a defeasance to the Borrower and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II. Neither the Seller nor any servicer on behalf of the Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            33. Due-on-Sale. Subject to exceptions set forth in the related Mortgage Loan documents and except with respect to transfers by reason of family and estate planning and transfers of less than a controlling interest in a Mortgagor, or a substitution or release of collateral within the parameters of paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage, the related Mortgaged Property, or any direct or indirect interest therein, is directly or indirectly transferred or sold.

            34. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Balance of $15,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            35. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

            36. Security Interests. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in paragraph 13 above) security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

            38. [RESERVED].

            39. Sub-Servicing Agreements. If such Mortgage Loan is, as of the Closing Date, subject to a Sub-Servicing Agreement, such Sub-Servicing Agreement provides that the related Sub-Servicer is not to receive any sub-servicing compensation with respect to such Mortgage Loan during any period that such Mortgage Loan is a Specially Serviced Mortgage Loan or an REO Loan (except for any Termination Strip payable, if applicable, to a Sub-Servicer in connection with a termination thereof without cause as contemplated by Section 3.22(d) of the Pooling and Servicing Agreement); provided, however, that, at the related Sub-Servicer's option, although its Sub-Servicing duties shall terminate to the extent transferred to the Special Servicer, the related Sub-Servicer may retain the Mortgage Loans on its computer systems so long as such Mortgage Loans are Specially Serviced Mortgage Loans (without any compensation therefor).

            40. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, intentional (or, alternatively, material) misrepresentation or misappropriation or misapplication of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            41. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

            42. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple interest in real property and the improvements thereon with the exception of leasehold estates set forth in Schedule IIA Representation 42.

            43. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least quarterly and annually with operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Borrower, and with such other information as may be required therein.

            45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46. No Capital Contributions. The Seller has no obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan.

            47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property (A) had access to a public road, and (B) was served by public or private water, sewer (or septic facilities) and other utilities.

            49. Credit Tenant Leases.

            (a) The base lease payments due under the related Credit Lease, together with any escrow payments held by the Seller or its designee, are equal to or greater than the payments due with respect to the related Mortgage Loan and are payable without notice or demand.

            (b) The Mortgagor does not have any monetary obligations under the related Credit Lease (other than indemnifying the related Tenant for the related Landlord's gross negligence or intentional misconduct), and every material monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant.

            (c) The Mortgagor does not have any nonmonetary obligations, other than cooperation in connection with tax contests, under the related Credit Lease, except for the delivery of possession of the leased property.

            (d) The related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and
(c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a material default by the related Mortgagor under the Credit Lease or due to a casualty or condemnation event, in which case, a Lease Enhancement Policy insures against such risk.

            (e) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains primarily obligated under the related Credit Lease.

            (f) Based upon the customary due diligence performed by the originator at origination, each leased property related to a Credit Lease Loan is one or more separate tax lots, except properties concerning which adequate funds have been escrowed to cover taxes due on the entire tax lot or lots.

            (g) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property (except to the extent caused by the act or omission of the Mortgagor or its agents or employees), or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant.

            (h) The related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property.

            (i) In connection with Credit Lease Loans with respect to which a Guaranty exists, the related guarantor guarantees the payment due (and not merely collection) under the related Credit Lease and such Guaranty, on its face, contains no conditions to such payment.

            (j) Except for the Credit Lease Loans which have residual value insurance, each Credit Lease Loan fully amortizes over the term of the loan, and there is no "balloon" payment due under such Credit Lease Loan at maturity.

            (k) No Tenant under a Credit Lease Loan and related documentation may exercise any termination right or offset or set-off right (other than abatement related to the existence of hazardous materials that materially interfere with the Tenant's use and occupancy) which shall be binding upon the related Mortgagee without providing prior written notice of same to such Mortgagee.

            (l) Each Tenant under each Credit Lease Loan and related documentation is required to make all rental payments due under the applicable Credit Lease directly to an entity designated by the Mortgagee.

            (m) No material modification or amendment of any Credit Lease Loan shall be binding upon the related Mortgagee without such Mortgagee's prior written consent to such material modification or amendment, which consent may not be unreasonably withheld.

            (n) Each leased property related to a Credit Lease Loan has or will have a permanent certificate of occupancy, and the related Tenant thereunder has commenced the payment of rent due under the respective Credit Lease in accordance with its terms.

            (o) Each Tenant has delivered a subordination, non-disturbance and attornment agreement pursuant to which the respective Tenant has agreed, in the event the related Mortgagee succeeds to the interest of the Mortgagor under the Credit Lease by reason of foreclosure or acceptance of a deed in lieu of foreclosure, the Tenant will attorn to and recognize the Mortgagee as its Landlord under the Credit Lease for the remainder of the term of the Credit Lease.

            (p) To the Seller's knowledge, the leased property related to each Credit Lease Loan is not subject to any other lease other than the related Credit Lease or any ground lease pursuant to which the related Mortgagor has acquired its interest in the respective leased property, no Person has any possessory interest in, or right to occupy, the subject leased property except under and pursuant to any such Credit Lease or ground lease and the related Tenant under each Credit Lease is in occupancy of the demised premises.

            (q) To the Seller's knowledge, in reliance on a Tenant estoppel certificate and representations made by the Tenant under the Credit Lease or representations made by the related Mortgagor under the Mortgage Loan documents, as of the date of origination of each Credit Lease Loan (1) each Credit Lease was in full force and effect, and no default by the related Mortgagor or any Tenant had occurred under the Credit Lease, nor was there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, and (2) each Credit Lease has a term ending on or after the maturity date (or anticipated repayment date) of the related CML.

            (r) Each Tenant has delivered, in connection with the origination of the related Mortgage Loan, an estoppel verifying the rents and terms of the related lease, acknowledging that no rent has been paid in advance, and an estoppel and/or subordination and nondisturbance agreement agreeing to attorn to the holder of the Mortgage Loan.

            (s) A Lease Enhancement Policy (a "Policy") has been obtained for each Credit Lease Loan and with respect to each Policy:

            (i) Each Credit Lease Loan in connection with which the related Credit Lease may be terminated upon the occurrence of a casualty or condemnation has a noncancellable Lease Enhancement Policy, other than for nonpayment or a transfer of ownership of the leased property by the insured, from Lexington Insurance Company (the "Company").

            (ii) Payment under each Policy will be made at least within 15 days of notification of a claim.

            (iii) The premium for each Policy has been paid in full as of the Policy effective date for the related Policy and the Policy cannot be terminated prior to the termination date except for non-payment of premium or transfer of ownership of the leased property unless (i) the loan documents provide that the transferee assumes the Policy and (ii) the Company had previously approved the transfer.

            (iv) The effective date for each Policy with respect to each Credit Lease Loan is on or prior to the Closing Date.

            (v) The termination date for each Policy with respect to each Credit Lease Loan is the date upon which the outstanding principal balance of the Credit Lease Loan is reduced to zero.

            (vi) The insured amount for each such Policy is what the applicable provider will pay to the loss payee upon notification of a claim and is at least equal to the outstanding principal balance of the related Mortgage Note at the time the claim is made plus all accrued interest.

            (vii) The Policy cannot be amended without the prior written consent of the Trustee.

            (viii) The Trustee and its assigns are designated as the loss payee under each related Policy. All claims proceeds are payable to the loss payee.

            50. Holly Hall Completion Guaranty. With respect to Mortgage Loan No. 52385 (the "Holly Hall Loan") only, Seller represents and warrants that the renovations required to be completed in connection with the Holly Hall Loan set forth under that certain Guaranty Completion Agreement, dated as of July 1, 2002, made by Craig L. Konigsberg and Lloyd Goldman, as guarantors in favor of the Seller (the "Guaranty") will be completed in the manner, timeframe and to the full extent described in that certain Construction Contract between the Borrower under the Holly Hall Loan and Services Unlimited of Florida, Inc. dated June 7, 2001 and any required change orders thereto.

            51. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            SCHEDULE IIA TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                        BETWEEN BANK OF AMERICA, N.A. AND
                    BANC OF AMERICA COMMERCIAL MORTGAGE INC.

            EXCEPTIONS TO SCHEDULE II REPRESENTATIONS AND WARRANTIES

                                REPRESENTATION 4
                             Lien; Valid Assignment.

Loan No.                                                Exception
--------                                                ---------

55580 - Victor Parkway                    The Mortgage which secures an office
55517 - Victor Parkway                    building does not encumber the
                                          Borrower's right, title, and interest
                                          in and to any oil, gas, minerals, coal
                                          or other substances of any kind or
                                          character.

55987 - Walgreens                         The proforma title policy contained in
                                          the Mortgage Loan file excepts from
                                          coverage that certain sublease entered
                                          into by Borrower and Walgreen Co.
                                          ("Tenant") on February 21, 2001 (the
                                          "Sublease"). A subordination,
                                          non-disturbance and attornment
                                          agreement dated October 30, 2001
                                          subordinates the lien, but not the
                                          terms, of such Sublease to lien of the
                                          Mortgage. The Sublease contains a
                                          right of first refusal, which Tenant
                                          agrees shall not apply to a party
                                          acquiring title or right of possession
                                          of the premises through foreclosure or
                                          otherwise, however such right of first
                                          refusal shall apply to any subsequent
                                          purchasers of the premises.

                                REPRESENTATION 12
                            Environmental Conditions

The Seller required the related Borrower to provide a secured creditor environmental insurance policy for the Mortgaged Properties securing the following Mortgage Loans:

53402       Crabtree Valley Mall
56185       Kaiser Office Building
56213       Clearwater House Office Building
56136       South Park Industrial Center
55314       Vornado Portfolio 1 - Summary
55314       Vornado Portfolio 1 - 174 Passaic Street
55314       Vornado Portfolio 1 - 2110 Lincoln Highway
55314       Vornado Portfolio 1 - 61 Sixth Street
5574        7-Eleven, Manchester, NH
400010353   CVS-Office Depot, Coral Springs
400010370   A Discount Mini-Storage
400010360   Wood Village
400010362   Indiandale Manor Apartments

                                REPRESENTATION 14
                                   Insurance.

Loan No.                                                Exception
--------                                                ---------

5574 - 7-Eleven Manchester                The Borrower is not required to
                                          maintain a business interruption or
                                          rent loss insurance policy providing
                                          coverage for at least twelve (12)
                                          months (or a specified dollar amount
                                          which, in the reasonable judgement of
                                          the Seller, will cover no less than
                                          twelve months of rental income)
                                          because the Credit Lease and other
                                          Mortgage Loan documentation do not
                                          provide for abatement of rent in the
                                          event of loss due to casualty.

                           Representation 14 Insurance


------------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER                           PROPERTY NAME                            INSURANCE TYPE                       EXPIRATION DATE
------------------------------------------------------------------------------------------------------------------------------------
55502                 G&K Portfolio 1 Group B - Civic Plaza                       Property                             12/30/05
                                                                                  Liability                            12/31/05
55642                 4615 Post Oak Place Office Building                         Property                             11/01/03
                                                                                  Liability                            11/01/03
                                                                                  Umbrella                             11/01/03
52373                 65 Willowbrook                                              Property                             07/10/03
                                                                                  Liability                            07/10/03
                                                                                  Umbrella                             07/10/03
                                                                                  Umbrella                             07/03/03
                                                                                  Liability                            07/02/03
52382                 FEIGA - Eagles Landing Apartments                           Property                             07/01/03
                                                                                  Liability                            06/30/03
                                                                                  Umbrella                             06/30/03
                                                                                  Liability                            06/11/03
55504                 G&K Portfolio 1 - Villa Olive Oak                           Property                             06/01/03
                                                                                  Umbrella                             05/03/03
                                                                                  Liability                            05/02/03
52385                 FEIGA - Holly Hall Apartments                               Property                             05/01/03
56075                 Reflections of Tampa Apartments                             Property                             04/01/03
                                                                                  Liability                            04/01/03
56294                 Pinnacle Canyon Apartments                                  Property                             04/01/03
56383                 Parkway Commerce Center                                     Property                             04/01/03
                                                                                  Liability                            04/01/03
                                                                                  Umbrella                             04/01/03
52959                 Celebration Place #220                                      Property                             03/31/03
                                                                                  Property                             03/31/03
52999                 100 and 200 Corporate Place                                 Property                             03/27/03
                                                                                  Liability                            03/27/03
56451                 FEIGA - Saddleback Apartments                               Property                             03/15/03
                                                                                  Liability                            03/15/03
                                                                                  Umbrella                             03/15/03
56442                 Sterling University Canyon                                  Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56444                 Sterling University Fields                                  Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56446                 Sterling University Glades                                  Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56447                 Sterling University Parks                                   Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56448                 Sterling University Pines                                   Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56449                 Sterling University Village Phase II                        Property                             03/14/03
                                                                                  Property                             03/14/03
                                                                                  Liability                            03/14/03
                                                                                  Umbrella                             03/14/03
56218                 Alexan Quarry Apartments                                    Property                             03/04/03
                                                                                  Property                             03/04/03
                                                                                  Property                             03/04/03
                                                                                  Liability                            03/04/03
                                                                                  Umbrella                             03/04/03
56455                 Somerset Apartments                                         Property                             02/06/03
                                                                                  Liability                            02/06/03
                                                                                  Umbrella                             02/06/03
                                                                                  Liability                            02/01/03
                                                                                  Umbrella                             02/01/03
56388                 Champions Park Apartments                                   Property                             02/01/03
                                                                                  Property                             02/01/03
                                                                                  Property                             02/01/03
                                                                                  Liability                            02/01/03
                                                                                  Umbrella                             02/01/03
                                                                                  Umbrella                             01/01/03
54636                 Bell Towne Centre                                           Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio (Roll-Up)                        Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 1570-1594 North Batavia Street Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 700-790 Debra Lane             Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 1351 Kraemer Blvd.             Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 2340 Glassell Street           Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 2990 Blue Star Street          Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 1381 Kraemer Blvd.             Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
55615                 Aspen Properties Portfolio - 130 Bristol Lane               Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
56299                 The Reserve at Clemson                                      Property                             12/31/02
                                                                                  Umbrella                             12/31/02
56300                 Northpointe Apartments                                      Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
                                                                                  Umbrella                             12/08/02
52667                 Walgreens - St. Joseph, MI
56169                 Two James Center                                            Property                             12/01/02
                                                                                  Liability                            12/01/02
                                                                                  Umbrella                             12/01/02
                                                                                  Liability                            12/01/02
                                                                                  Liability                            11/30/02
                                                                                  Liability                            11/30/02
                                                                                  Liability                            11/30/02
                                                                                  Liability                            11/30/02
56185                 Kaiser Office Building                                      Property                             11/30/02
                                                                                  Liability                            11/29/02
                                                                                  Umbrella                             11/15/02
55759                 Yarrow Industrial Center                                    Property                             11/02/02
54702                 6th & Alameda Wholesale Distribution Center                 Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
55888                 Cornerstone Commons                                         Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Umbrella                             11/01/02
55964                 Quarry Square Shopping Center                               Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Umbrella                             11/01/02
                                                                                  Condemnation                         11/01/02
56108                 Deluxe Video Warehouse                                      Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Umbrella                             11/01/02
55935                 Pearson Educational Distribution Center                     Property                             10/31/02
                                                                                  Liability                            10/31/02
                                                                                  Umbrella                             10/31/02
56033                 Wellington Professional Centre                              Property                             10/31/02
                                                                                  Liability                            10/31/02
                                                                                  Umbrella                             10/31/02
                                                                                  Liability                            10/19/02
56338                 METRA - Westwood Apartments                                 Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56340                 METRA Pool 2 - Governor's Square Apts.                      Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56340                 METRA Pool 2 - Timbers On Broadway Apts.                    Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56340                 METRA Pool 2 - Apple Lane Apts.                             Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56340                 METRA Pool 2 - Oak Park IV Apts.                            Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56340                 METRA Pool 2 (Roll-Up)                                      Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56341                 METRA - Park Avenue Villas Apartments                       Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56342                 METRA - Wood Hollow (Regency Falls) Apartments              Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56344                 METRA - Arbor Pointe Apartments                             Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56345                 METRA - Brighton Court Apartments                           Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56346                 METRA - Delmar Villas Apartments                            Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56348                 METRA - Enclave Apartments                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56349                 METRA - Meridian Apartments                                 Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56351                 METRA Pool 1 - Fairways Apts.                               Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56351                 METRA Pool 1 - Signature Place Apts.                        Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56351                 METRA Pool 1 - Sinclair Place Apts.                         Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56351                 METRA Pool 1 - Fountains at Waterford Apts.                 Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56351                 METRA Pool 1 (Roll-Up)                                      Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56352                 METRA - Treehouse Apartments-SA                             Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56353                 METRA - Harper's Ferry Apartments                           Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56354                 METRA - Fountain Lake Apartments                            Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56356                 METRA - Willow Creek Apartments                             Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56357                 METRA - Fairway View Estates Apartments                     Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56358                 METRA - Quail Oaks Apartments                               Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
56359                 METRA - Sunchase Apartments                                 Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Property                             10/01/02
                                                                                  Liability                            10/01/02
                                                                                  Umbrella                             10/01/02
55913                 Sabre Springs Business Center                               Property                             09/24/02
                                                                                  Liability                            09/24/02
                                                                                  Umbrella                             09/24/02
52404                 FEIGA - Chaparral Apartments                                Property                             09/20/02
55795                 CLK - Knollwood Apartments                                  Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55796                 CLK - Maison de Ville Apartments                            Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55797                 CLK - Maison Imperial Apartments                            Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55805                 CLK - Hickory Lake Apartments                               Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55806                 CLK - Woodbridge Apartments                                 Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55813                 CLK - Deerhorn Village Apartments                           Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55820                 CLK - Lake Park Apartments                                  Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55822                 CLK - Tara Apartments                                       Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55823                 CLK - Forestwood Apartments                                 Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55825                 CLK - Willow Bend Lake Apartments                           Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55828                 CLK - Landings at Forest Acres                              Property                             09/20/02
                                                                                  Umbrella                             09/20/02
55773                 125 Baylis Road                                             Property                             09/15/02
                                                                                  Liability                            09/15/02
                                                                                  Umbrella                             09/15/02
53402                 Crabtree Valley Mall                                        Property                             10/09/02
                                                                                  Liability                            10/09/02
                                                                                  Umbrella                             10/09/02
                                                                                  Umbrella                             10/09/02
                                                                                  Umbrella                             10/09/02
52485                 Deer Valley Towne Center Unit 1 Lot 2                       Property                             08/01/03
                                                                                  Liability                            08/01/03
                                                                                  Umbrella
53652                 Palm Bay Corners Shopping Center                            Property                           exp 8/31/2002
                                                                                  Liability                          exp 8/31/2003
53687                 Lompoc Shopping Center                                      Property                             12/07/02
                                                                                  Liability                            12/07/02
                                                                                  Umbrella                             12/07/02
54168                 North Columbus Crossing Shopping Center                     Property                             07/05/03
55857                 Arbors of West Bloomfield                                   Property                             11/01/02
                                                                                  Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Liability                            11/01/02
55987                 Walgreens - Myrtle Beach, SC                                Property                                exp
                                                                                  Property                                exp
                                                                                  Property                                exp
                                                                                  Liability                               exp
                                                                                  Umbrella                                exp
56141                 Wyndchase Apartments                                        Property                             11/01/02
                                                                                  Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Umbrella                             07/01/03
56161                 Belmont Village Shopping Center                             Property                             11/30/02
                                                                                  Liability                            11/30/02
                                                                                  Umbrella                             11/30/02
54993                 Braintree Executive Plaza                                   Property                             06/30/03
                                                                                  Liability                            06/30/03
                                                                                  Umbrella                             06/30/03
56007                 The Market Shops at Sandestin                               Property                             05/01/03
55403                 Hawthorne Plaza                                             Property                             02/22/03
                                                                                  Liability                            02/22/03
                                                                                  Umbrella                             05/14/03
55993                 San Rafael Apartments                                       Property                             06/15/03
                                                                                  Liability                            06/16/03
52828                 The Landings Apartments                                     Property                              4/30/03
                                                                                  Property                              5/1/03
                                                                                  Liability                             5/1/03
                                                                                  Umbrella                              5/1/03
53416                 Gramercy Park Apartments                                    Property                             04/01/03
                                                                                  Liability                            04/01/03
                                                                                  Umbrella                             04/01/03
54243                 Fairhaven Commons                                           Property                             05/31/03
                                                                                  Liability                            06/01/03
                                                                                  Umbrella                             06/01/03
                                                                                  Property
                                                                                  Liability
55314                 Vornado Portfolio 1 - 174 Passaic Street                    Same as Roll-Up                   Same as Roll-Up
55314                 Vornado Portfolio 1 - 61 Sixth Street                       Same as Roll-Up                   Same as Roll-Up
55314                 Vornado Portfolio 1 - 2110 Lincoln Highway                  Same as Roll-Up                   Same as Roll-Up
55314                 Vornado Portfolio 1 (Roll-Up)                               Property                             06/30/03
                                                                                  Liability                            11/30/02
                                                                                  Umbrella                             05/30/03
55502                 G&K Portfolio 1 Group B - Capitola Gardens                  Property                             06/01/03
                                                                                  Liability                            06/01/03
                                                                                  Umbrella                             06/01/03
55502                 G&K Portfolio 1 Group B - Martinez Hillside                 Property                             06/01/03
                                                                                  Liability                            06/01/03
                                                                                  Umbrella                             06/01/03
55502                 G&K Portfolio 1 Group B (Roll-Up)                           Property                             06/01/03
                                                                                  Liability                            06/01/03
                                                                                  Umbrella                             06/01/03
55647                 One Gateway Plaza                                           Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
56207                 North Broadway Shopping Center                              Property                             06/01/03
                                                                                  Liability                            06/01/03
                                                                                  Umbrella                             06/01/03
                                                                                  Umbrella
                                                                                  Umbrella
                                                                                  Umbrella
                                                                                  Umbrella
55650                 American Spectrum-CGS-Oak Grove Commons                     Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Liability                            05/19/03
                                                                                  Umbrella                             05/19/03
56089                 American Spectrum-CGS-Sierra Sorrento II                    Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Liability                            05/19/03
                                                                                  Umbrella                             05/19/03
56136                 South Park Industrial Center                                Property                             09/01/02
                                                                                  Liability                            09/01/02
                                                                                  Umbrella                             09/01/02
55407                 Downey Food 4 Less                                          Property                             05/19/03
                                                                                  Liability                            05/19/03
                                                                                  Umbrella                             05/29/03
55989                 2175 East Park Drive                                        Property                             05/01/03
                                                                                  Liability                            05/01/03
                                                                                  Umbrella                             05/01/03
56134                 American Spectrum-CGS-Park Plaza I & II                     Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Property                             05/19/03
                                                                                  Liability                            05/19/03
                                                                                  Umbrella                             05/19/03
56019                 Highway 80 All Storage                                      Property                             04/21/03
                                                                                  Liability                            04/21/03
                                                                                  Umbrella                             04/21/03
55990                 Colonial Square Shopping Center                             Property                             04/18/03
                                                                                  Liability                            04/18/03
55128                 Lake Elsinore City Center                                   Property                             04/09/03
                                                                                  Liability                            04/09/03
                                                                                  Umbrella                             04/09/03
55413                 Bank of America Plaza-Atlanta                               Property                             01/01/03
                                                                                  Property                             02/20/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
                                                                                  Umbrella                             01/01/03
                                                                                  Property
55921                 The Centre at Preston Ridge                                 Property                             01/01/03
                                                                                  Liability                            12/21/02
                                                                                  Umbrella                             12/21/02
56076                 Santa Fe Pointe Apartments                                  Property                             04/01/03
                                                                                  Liability                            04/01/03
                                                                                  Umbrella                             01/01/03
                                                                                  Property
55925                 Cobb Corners Shopping Center                                Property                             03/28/03
                                                                                  Liability                            03/28/03
                                                                                  Umbrella                             03/28/03
55967                 Concord Commons Shopping Center                             Property                             03/28/03
                                                                                  Liability                            03/28/03
                                                                                  Umbrella                             03/28/03
54938                 Greenlawn Crossing Shopping Center                          Property                             03/09/03
                                                                                  Liability                            03/09/03
                                                                                  Umbrella                             03/09/03
                                                                                  Liability
55410                 Tarragona Plaza (1000&1014 westen)                          Property                             02/25/03
                                                                                  Liability                            02/25/03
                                                                                  Property                             12/25/02
                                                                                  Liability                            12/25/02
55846                 Bedford Square II Office Building                           Property                             03/30/03
                                                                                  Liability                            03/30/03
54973                 Crossroads Building Three                                   Property                             02/11/03
                                                                                  Property                             02/11/03
                                                                                  Property                             02/11/03
                                                                                  Liability                            02/11/03
                                                                                  Umbrella                             02/12/03
54555                 Gravois Bluffs II (Kohl's)                                  Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
55419                 Indiana Avenue Apartments                                   Property                             02/20/03
                                                                                  Liability                            02/20/03
55744                 Cleveland Street Properties                                 Property                             01/31/03
                                                                                  Liability                            01/31/03
                                                                                  Umbrella                             01/31/03
54472                 Oak Ridge Plaza                                             Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
55988                 Highlands Square Shop Space                                 Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
55924                 BiLo Plaza Shopping Center- Charleston, SC                  Property                             10/11/02
                                                                                  Liability                            10/11/02
54644                 The Jewelers Mall                                           Property                             12/15/02
                                                                                  Liability                            12/15/02
                                                                                  Umbrella                             12/15/02
54829                 Lewandowski Commons                                         Property                             10/19/02
                                                                                  Liability                            10/19/02
55745                 Massillon Village Center                                    Property                             12/01/02
                                                                                  Liability                            12/01/02
                                                                                  Umbrella                             12/01/02
56213                 Clearwater House Office Building                            Property                              12/1/02
                                                                                  Liability                             12/1/02
                                                                                  Umbrella                              12/1/02
55660                 136, 144 and 170 Allen Boulevard                            Property                             11/11/02
                                                                                  Liability                            11/11/02
54837                 Williamsburg Crossing Shopping Center                       Property                             01/31/03
                                                                                  Liability                            01/31/03
                                                                                  Umbrella                             01/31/03
55669                 Braesbrook Apartments                                       Property                             10/04/02
                                                                                  Liability                            10/04/02
                                                                                  Boiler/Mach.
                                                                                  Umbrella                             10/12/02
55737                 Crossroads Square Shopping Center                           Property                             11/01/02
                                                                                  Liability                            11/01/02
                                                                                  Umbrella                             11/01/02
55863                 Warm Springs Crossings                                      Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Umbrella                             12/31/02
52887                 CVS - Manassas, VA                                          Property                             01/01/03
                                                                                  Liability                            01/01/03
55517                 20255 Victor Parkway                                        Property                             09/30/02
                                                                                  Liability                            09/30/02
                                                                                  Umbrella                             09/30/02
55580                 20555 Victor Parkway                                        Property                             09/30/02
                                                                                  Liability                            09/30/02
                                                                                  Umbrella                             09/30/02
53233                 Fourth Street Corners                                       Property                             08/30/02
                                                                                  Liability                            08/30/02
54583                 Walgreens - Flushing, MI                                    Property                          Self Insured
54856                 Walgreens - Belair Road                                     Property                          Self Insured
54908                 Boulder Crossing Shopping Center                            Property                             09/01/02
                                                                                  Liability                            09/01/02
55001                 Walgreens - Lawton (Store No.6199)                          Property                           Self Insured
55064                 Dierberg's Fenton Crossing                                  Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella
54585                 Walnut Grove Senior Apartments                              Property                             06/29/03
                                                                                  Liability                            06/29/03
                                                                                  Umbrella
55113                 Desert Village Shopping Center                              Property                             06/01/03
                                                                                  Liability                            06/02/03
                                                                                  Umbrella                             06/03/03
55392                 Jewel/Osco Store - Waukesha, WI                             Property                             01/31/03
                                                                                  Property                             01/31/03
                                                                                  Property                             01/31/03
                                                                                  Property                             01/31/03
                                                                                  Property                             01/31/03
                                                                                  Liability                         expired 5/1/02
                                                                                  Umbrella                          expired 5/1/02
53594                 Old Country Plaza Shopping Center                           Property                             05/15/03
                                                                                  Liability                            05/15/03
55892                 Timberhills Shopping Center                                 Property                             01/01/03
                                                                                  Liability                            01/01/03
                                                                                  Umbrella                             01/01/03
56008                 Walgreens - Miami, FL (Store No.4728)                                                          Self Insured
55735                 Market Center at Denver Tech Center                         Property                             11/26/02
                                                                                  Liability                            11/26/02
                                                                                  Umbrella                              3/19/03



BRIDGER LOANS
------------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER                           PROPERTY NAME                            INSURANCE TYPE                       EXPIRATION DATE
------------------------------------------------------------------------------------------------------------------------------------
 415010339            Walgreens Elk Grove                                         Property                           Self Insured
                                                                                  Property
                                                                                  Property
                                                                                  Liability
                                                                                  Liability                             6/26/03
 325010337            Staples Lake Worth                                          Property                              6/26/03
                          Staples Coverage                                        Liability                             2/1/03
                                                                                  Liability                             2/1/03
                                                                                  Liability                             2/1/03
                                                                                  Liability                             2/1/03
                                                                                  Liability                             2/1/03
 327010358            Walgreens Lynwood                                           Property                           Self Insured
                                                                                  Property
                                                                                  Property
                                                                                  Liability
                                                                                  Liability
 415010347            Gilliespie Field, Lot 23                                    Property                              2/12/03
                                                                                  Liability                             2/12/03
 415010348            Gilliespie Field, Lot 24                                    Property                              2/12/03
                                                                                  Liability                             2/12/03
 400010345            Kings Row MHC                                               Property                              7/1/03
                                                                                  Liability                             3/20/03
                                                                                  Liability                             3/20/03
 400010293            Sierra Vista MHC                                            Property                             12/31/02
                                                                                  Liability                            12/31/02
                                                                                  Liability                            12/31/02
 400010360            Wood Village MHC                                            Property                              10/1/02
                                                                                  Liability                             10/1/02
 400010353            CVS Office Depot, Coral Springs                             Liability                             9/13/02
                                                                                  Flood Ins.                            1/6/03
                          CVS coverage                                            Property                              7/30/03
                                                                                  Property                              7/30/03
                                                                                  Property                              7/30/03
                                                                                  Liability                             1/1/03
                          Office Depot coverage                                   Property                              4/1/03
                                                                                  Property                              4/1/03
                                                                                  Property                              4/1/03
                                                                                  Property                              4/1/03
                                                                                  Property                              4/1/03
                                                                                  Liability                             11/1/02
                                                                                  Liability                             11/1/02
                                                                                  Liability                             11/1/02
 400010362            Indiandale Manor Apts.                                      Property                              12/1/02
                                                                                  Liability                             12/1/02
 400020373            Leisure Village                                             Property                              1/1/03
                                                                                  Liability                             1/1/03
                                                                                  Liability                             1/1/03
                                                                                  Liability                             1/1/03
 400010370            A Discount Mini Storage                                     Property                              7/14/03
                                                                                  Liability                             7/14/03
 400020385            Meadowrun Apartments                                        Property                              9/15/02
                                                                                  Liability                             11/1/02
 317020384            Creekside Apartments                                        Property                              6/30/03
                                                                                  Liability                             6/30/03
 400010350            Casitas de Santa Fe                                         Property                              1/22/03
                                                                                  Liability                             1/22/03
                                                                                  Liability                             1/22/03



CAP LEASE LOANS
------------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER                           PROPERTY NAME                            INSURANCE TYPE                      EXPIRATION DATE
------------------------------------------------------------------------------------------------------------------------------------
4992                  Sterling Jewelers - Henderson, NV                           Property                              2/1/03
                                                                                  Liability                             2/1/03
                                                                                  Umbrella

4994                  Sterling Jewelers - Grand Chute, WI                         Liability                             2/1/03
                                                                                  Property                              2/1/03
                                                                                  Umbrella

5574                  7-Eleven - Manchester, NH                                   Liability                             10/1/02
                                                                                  Property                         continous until
                                                                                  Umbrella                            cancelled
------------------------------------------------------------------------------------------------------------------------------------



TABLE (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
LOAN NUMBER             INSURANCE CARRIER              CURRENT S & P      CURRENT AM BEST                 COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
55502           Lexington Insurance                          AAA                A++XV
                Wausau                                       A+                 A+XV
55642           Hanover Insurance                            A+                  AXI
                Hanover Insurance                            A+                  AXI
                Fireman's Fund                               AA-                 AXV
52373           St. Paul Property & Casualty                 A+                  AXV
                St. Paul Property & Casualty                 A+                  AXV
                St. Paul Property & Casualty                 A+                  AXV
                Great American                                A                 AXII
                Mt. Hawley                                   A+                 A; IX
52382           Lexington Insurance                          AAA                A++XV
                Continental Casualty                         A-                  AXV
                American International                       AAA                A++XV
                Mt. Hawley                                   A+                 A; IX
55504           Lexington Insurance                          AAA                A++XV
                Great American                                A                 AXII
                Mt. Hawley                                   A+                 A; IX
52385           Lexington Insurance                          AAA                A++XV
56075           Nationwide                                   A+                 A+XV
                Nationwide                                   A+                 A+XV
56294           Fireman's Fund                               AA-                 AXV
56383           Lexington Insurance                          AAA                A++XV
                Travelers                                    AA-                A++XV
                Ohio                                         NR                A+; XI
52959           Zurich                                       AA-                A+XV
                Factory Mutual                               BBB                A+XIV
52999           Traveler's Ins Co.                           AA-                A++XV
                Traveler's Ins Co.                           AA-                A++XV
56451           Discover Property                            A+                  AXV
                Discover Property                            A+                  AXV
                Fireman's Fund                               AA-                 AXV
56442           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56444           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56446           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56447           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56448           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56449           Commonwealth                                 NR                A-; XII
                Royal Indemnity                              A+                  AXV
                Steadfast Insurance                          AA-                A+XV
                Steadfast Insurance                          AA-                A+XV
56218           Underwriters at Lloyds                        A                 A-XV
                Hartford Fire Insurance                      AA                 A+XV
                Essex Old Republic                           A-                 A; IX
                Old Republic Ins.                            AAA                 A+X
                National Union Fire                          AAA                A++XV
56455           Pacific Ins. Co.                             A-                 A+XV
                American Equity Ins.                       A...pi               A+IX
                Scottsdale Insurance                         A+                 A+XV
                Fireman's Fund                               AA-                 AXV
                Federal Insurance                            AA+                A+XV
56388           Royal Indemnity                              A+                  AXV
                Hartford Fire Insurance                      AA                 A+XV
                Royal Indemnity                              A+                  AXV
                Great American                                A                 AXII
                Great American                                A                 AXII
                National Union                               AAA                A++XV
54636           Fireman's Fund                               AA-                 AXV
                Fireman's Fund                               AA-                 AXV
                Fireman's Fund                               AA-                 AXV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
55615           Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
                Chubb Group                                  AA+                A++XV
56299           The Travelers Group                          AA-                A++XV
                Connecticut Indemnity                        A+                  AXV
56300           Travelers                                    AA-                A++XV
                Wausau                                       A+                 A+XV
                Connecticut                                  A+                  AXV
                Great American                                A                 AXII
52667           SELF INSURED                                 NR                  NR
56169           St Paul Guardian                             A+                  AXV
                American & Foreign                           A+                A; XIV
                St. Paul Fire & Marine                       A+                  AXV
                Valley Forge                                 A-                  AXV
                Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
56185           Fireman's Fund                               AA-                 AXV
                Zurich                                       AA-                A+XV
                Zurich                                       AA-                A+XV
55759           Lexington                                    AAA                A++XV
54702           Westchester Fire                             A+                 A; IX
                Clarendon                                    NR                  NR
                Great American                                A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
55888           Travelers Indemnity                          AA-                A++XV
                Cincinnati Insurance                         AA-                A++XV
                Cincinnati Insurance                         AA-                A++XV
55964           Liberty Mutual                               A+                 A+XV
                Liberty Mutual                               A+                 A+XV
                Liberty Mutual                               A+                 A+XV
                Lexington Insurance                          AAA                A++XV
56108           FM Insurance                                 BBB                A+XIV
                Liberty Mutual                               A+                 A+XV
                American Guarantee Ins. Co.                  NR                  NR
55935           Travelers                                    AA-                A++XV
                Travelers                                    AA-                A++XV
                National Surety                              AA-                 AXV
56033           Transcontinental                             A-                  AXV
                Transcontinental                             A-                  AXV
                Continental                                  A+                  AXV
                Essex Insurance                              A-                  AX
56338           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56340           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56340           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56340           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56340           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56340           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56341           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56342           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home                                AAA                A++XV
                National Union Fire                          AAA                A++XV
56344           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56345           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56346           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56348           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56349           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56351           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56351           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56351           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56351           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56351           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56352           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56353           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56354           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56356           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56357           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56358           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
56359           Discover Property & Casualty                 A+                  AXV
                Essex Insurance                              A-                  AX
                Commonwealth                                 NR                A-; XII
                Great Lakes Re UK                            AAA                A++XV
                Great Lakes Re UM                            AAA                 NR
                Lloyds Syndicates                             A                 A-XV
                Royal Surplus                                 A                  AXV
                Great American Assurance                      A                 AXII
                Greenwich Insurance                          AA                 A+XV
                St. Paul Fire & Marine                       A+                  AXV
                Pacific Insurance & Marine                   A-                  AXV
                American Home Assurance                      AAA                A++XV
                National Union Fire                          AAA                A++XV
55913           National Fire Ins.                           AAA                 AXV
                National Fire Ins.                           AAA                 AXV
                National Fire Ins.                           AAA                 AXV
52404           Lexington Insurance                          AAA                A++XV
55795           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55796           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55797           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55805           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55806           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55813           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55820           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55822           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55823           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55825           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55828           Various/Federal Insurance                    AA+                A+XV
                National Surety                              AA-                 AXV
55773           St. Paul Fire                                A+                  AXV
                St. Paul Fire                                A+                  AXV
                St. Paul Fire                                A+                  AXV
53402           Factory Mutual                               BBB                A+XIV
                Royal Insurance                              A+                  AXV
                Liberty Mutual                               A+                 A+XV          Umbrella is a Layered policy, three
                                                                                              companies split the 79 million in
                                                                                              coverage
                Ohio Casualty                                NR                A+; XI
                Great American                                A                 AXII
52485           Greenwich Insurance                          AA                 A+XV          Umbrella is not required, we
                                                                                              (servicing) have enough coverage
                                                                                               w/Liability
                Greenwich Insurance                          AA                 A+XV

53652           Assurance Co. of America                     AA                 A+XV          Servicing Working with Agent for
                                                                                              Renewal
                Assurance Co. of America                     AA                 A+XV
53687           Zurich American Insurance                    AA-                A+XV
                Zurich American Insurance                    AA-                A+XV
                Zurich American Insurance                    AA-                A+XV
54168           Grange Mutual                                BBB                A; IX
55857           Lexington Insurance                          AAA                A++XV
                Westchester Fire                             A+                 A; IX
                USF&G                                        NR                  AXV
                American Home Assurance                      AAA                A++XV
55987           Lloyds of London                              A                 A-XV
                U.S. Fire Insurance                          BBB                 A-X
                Continental Casualty                         A-                  AXV
                American Mfr Mutual                           A                 A-XIV
                National Union                               AAA                A++XV
56141           Lexington Insurance                          AAA                A++XV
                Westchester Fire                             A+                 A; IX
                USF&G                                        NR                  AXV
                American Home Assurance                      AAA                A++XV
                Evanston Insurance Co.                                           AX
56161           EMC Insurance                                NR                 A-IX
                EMC Insurance                                NR                 A-IX
                EMC Insurance                                NR                 A-IX
54993           Fireman's Fund                               AA-                 AXV
                Fireman's Fund                               AA-                 AXV
                Fireman's Fund                               AA-                 AXV
56007           American Home Assurance                      AAA                A++XV
55403           Allied Insurance                             A+                 AXIII
                Allied Insurance                             A+                 AXIII
                Fireman's Fund                               AA-                 AXV
55993           American Family                              NR                  NR
                American Family                              NR                  NR
52828           Royal Indemnity                              A+                  AXV
                Crum & Forster                               BBB                 A-X
                American Equity Ins.                       A...pi               A+IX
                Great American                                A                 AXII
53416           Greater New York                              A               A+; VIII
                Greater New York                              A               A+; VIII
                Chubb                                        AA+                A++XV
54243           Greater New York                              A               A+; VIII
                Greater New York                              A               A+; VIII
                Firemans Fund                                AA-                 AXV


55314           Same as Roll-Up
55314           Same as Roll-Up
55314           Same as Roll-Up
55314           National Indemnity                           AAA                A++XV
                Federal Insurance                            AA+                A+XV
                National Union Fire                          AAA                A++XV
55502           Lexington Insurance                          AAA                A++XV
                U.S. Fire Insurance                          BBB                 A-X
                American International                       AAA                A++XV
55502           Lexington Insurance                          AAA                A++XV
                U.S. Fire Insurance                          BBB                 A-X
                American International                       AAA                A++XV
55502           Lexington Insurance                          AAA                A++XV
                U.S. Fire Insurance                          BBB                 A-X
                American International                       AAA                A++XV
55647           Affiliated FM Insurance                      BBB                A+XIV
                RLI Insurance                                A+                  AIX
                National Union Fire                          AAA                A++XV
56207           Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
                Fireman's Fund                               AA-                 AXV




55650           Crum & Forster                               BBB                 A-X
                Allianz                                      AA+               A++; XV
                C N A                                        A-                   A
                Scottsdale Insurance                         A+                 A+XV
                American International                       AAA                A++XV
56089           Crum & Forster                               BBB                 A-X
                Allianz                                      AA+               A++; XV
                C N A                                        A-                   A
                Scottsdale Insurance                         A+                 A+XV
                American International                       AAA                A++XV
56136           Firemans Fund                                AA-                 AXV
                Fireman's Fund                               AA-                 AXV
                Firemans Fund                                AA-                 AXV
55407           Truck Insurance Exchange                      A                 A+uXV
                Truck Insurance Exchange                      A                 A+uXV
                Truck Insurance Exchange                      A                 A+uXV
55989           Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
                Federal Insurance                            AA+                A+XV
56134           Crum & Forster                               BBB                 A-X
                Allianz                                      AA+               A++; XV
                C N A                                        A-                   A
                Scottsdale Insurance                         A+                 A+XV
                American International                       AAA                A++XV
56019           Great Northern Insurance                     AA+                A++XV
                Great Northern Insurance                     AA+                A++XV
                Federal Insurance                            AA+                A+XV
55990           Cincinnati Insurance Co.                     AA-                A++XV
                Cincinnati Insurance Co.                     AA-                A++XV
55128           St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV
55413           St. Paul Fire & Marine                       A+                  AXV
                Illinois Union Insurance Co                  A+                 AXIII
                St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV
                Federal Insurance                            AA+                A+XV

55921           Chubb                                        AA+                A++XV
                Fireman's Fund                               AA-                 AXV
                Great American                                A                 AXII
56076           Nationwide                                   A+                 A+XV
                Nationwide                                   A+                 A+XV
                National Union                               AAA                A++XV

55925           Travelers Ind. Co.                           AA-                A++XV
                Travelers Ind. Co.                           AA-                A++XV
                Travelers Ind. Co.                           AA-                A++XV
55967           Travelers Ind. Co.                           AA-                A++XV
                Travelers Ind. Co.                           AA-                A++XV
                Travelers Ind. Co.                           AA-                A++XV
54938           St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV

55410           State Farm                                   AA+                A++XV
                State Farm                                   AA+                A++XV
                State Farm                                   AA+                A++XV
                State Farm                                   AA+                A++XV
55846           American Employers                           NR                  AXV
                American Employers                           NR                  AXV
54973           Employers Insurance                          A+                 A+XV
                Travelers Indemnity IL.                      AA-                A++XV
                Lexington Insurance                          AAA                A++XV
                Travelers Indemnity                          AA-                A++XV
                Gulf Insurance                               AA-                A+IX
54555           Onebeacon                                    NR                  AXV
                Onebeacon                                    NR                  AXV
                Onebeacon                                    NR                  AXV
55419           Farmers Insurance                             A                 A+uXV
                Farmers Insurance                             A                 A+uXV
55744           Zurich U.S. Small Business                   AA-                A+XV
                Zurich U.S. Small Business                   AA-                A+XV
                Zurich U.S. Small Business                   AA-                A+XV
54472           Travelers Indemnity                          AA-                A++XV
                Cincinnati Insurance Co.                     AA-                A++XV
                Cincinnati Insurance Co.                     AA-                A++XV
55988           Travelers                                    AA-                A++XV
                Travelers                                    AA-                A++XV
                Cincinnati Insurance Co.                     AA-                A++XV
55924           St. Paul Fire & Marine                       A+                  AXV
                St. Paul Fire & Marine                       A+                  AXV
54644           Golden Eagle Insurance Corp.                 A+                 A+XV
                Golden Eagle Insurance Corp.                 A+                 A+XV
                Golden Eagle Insurance Corp.                 A+                 A+XV
54829           Hartford Casualty Ins. Co                    AA                 A+XV
                Essex Insurance                              A-                  AX
55745           Liberty Mutual                               A+                 A+XV
                Zurich American Insurance                    AA-                A+XV
                American Guarantee Ins. Co.                  NR                  NR
56213           Valley Forge                                 A-                  AXV
                Valley Forge                                 A-                  AXV
                National Union                               AAA                A++XV
55660           USF                                          NR                 A-; V
                USF                                          NR                 A-; V
54837           American Fire & Casualty Co.                 BBB                A-XI
                American Fire & Casualty Co.                 BBB                A-XI
                American Fire & Casualty Co.                 BBB                A-XI
55669           Lloyds of London                              A                 A-XV
                Royal Insurance                              A+                  AXV

                Travelers                                    AA-                A++XV
55737           Affiliated FM Insurance                      BBB                A+XIV
                American Home                                AAA                A++XV
                National Union                               AAA                A++XV
55863           Factory Mutual                               BBB                A+XIV
                Zurich/American                              AA-                A+XV
                Federal Insurance                            AA+                A+XV
52887           National Union Fire                          AAA                A++XV         Umbrella is not required we
                                                                                              (servicing) have enough coverage
                                                                                              w/Liability
                USF&G                                        NR                  AXV
55517           St. Paul Fire & Marine                       A+                  AXV
                St. Paul Guardian                            A+                  AXV
                St. Paul Guardian                            A+                  AXV
55580           St. Paul Fire & Marine                       A+                  AXV
                St. Paul Guardian                            A+                  AXV
                St. Paul Guardian                            A+                  AXV
53233           Assurance Co. of America                     AA                 A+XV          Working w/agent for renewal
                Assurance Co. of America                     AA                 A+XV          Fourth Street, the borrower doesn't
                                                                                              have to carry an umbrella policy
                                                                                              because the liability policy has
                                                                                              enough coverage based upon the
                                                                                              principal balance of the loan and the
                                                                                              type of loan
54583           SELF INSURED                                 NR                  NR
54856           SELF INSURED                                 NR                  NR
54908           Fireman's Fund                               AA-                 AXV          Working w/agent for renewal
                Fireman's Fund                               AA-                 AXV
55001           SELF INSURED                                 NR                  NR
55064           Cincinnati Insurance Co.                     AA-                A++XV
                Cincinnati Insurance Co.                     AA-                A++XV

54585           Mid-Century Ins.                              A                A+; XV
                Mid-Century Ins.                              A                A+; XV

55113           Travelers Indemnity Co.                      AA-                A++XV
                Travelers Indemnity Co.                      AA-                A++XV
                Travelers Indemnity Co.                      AA-                A++XV
55392           Lloyd's 25M                                   A                 A-XV
                Lexington 21MM                               AAA                A++XV
                Westport 10MM                                                    AIX
                XL Insurance 10MM                                               A+XV
                Commonwealth 9MM                             NR                A-; XII
                Servicing has call in to Borrower                                             Working w/borrower to get renewal
                Servicing has call in to Borrower
53594           Fireman's Fund                               AA-                 AXV
                Fireman's Fund                               AA-                 AXV
55892           Affiliated FM Insurance                      BBB                A+XIV
                RLI Insurance                                A+                  AIX
                National Union Fire Ins Co. Pittsburg        AAA                A++XV
56008           SELF INSURED                                 NR                  NR
55735           Travelers                                    AA-                A++XV
                Travelers                                    AA-                A++XV
                Federal Insurance                            AA+                A+XV


TABLE (CONTINUED)
BRIDGER LOANS

---------------------------------------------------------------------------------------------------------------
LOAN NUMBER              INSURANCE CARRIER                         RATING PROVIDER          RATING
---------------------------------------------------------------------------------------------------------------
415010339    Lloyds of London                                           AM Best              A- XV
             United States Fire Insurance Co.                           AM Best              A- X
             Continental Casualty Insurance Co                          AM Best              A XV
             American Manufacturers Mutual Ins. Co.                     AM Best             A- XIV
             Zurich American Insurance/Investors Insurance Company      AM Best             A++ XV
325010337    Assurance Company of America                               AM Best              A+ XV
             American Home Assurance Company                            AM Best             A++ XV
             Federal Insurance Company                                  AM Best             A++ XV
             National Union Fire Insurance Co.                          AM Best             A++ XV
             Insurance Company of PA                                    AM Best
             Illinois National Insurance Co.                            AM Best             A++ XV
327010358    Lloyds of London                                           AM Best              A- XV
             United States Fire Insurance Co.                           AM Best              A- X
             Continental Casualty Insurance Co                          AM Best              A XV
             American Manufacturers Mutual Ins. Co.                     AM Best             A- XIV
             National Union Fire Insurance Co.                          AM Best             A++ XV
415010347    Sumitomo Marine & Fire Insurance Co.                       AM Best              A+ XV
             Sumitomo Marine & Fire Insurance Co.                       AM Best              A+ XV
415010348    Sumitomo Marine & Fire Insurance Co.                       AM Best              A+ XV
             Federal Insurance Company                                  AM Best             A++ XV
400010345    C/L Continental Western Insurance Co.                      AM Best              A IX
             Scottsdale Insurance Company                               AM Best              A+ XV
             American Guarantee & Liability                             AM Best              A+ XV
400010293    Valley Forge Insurance Company                             AM Best              A XV
             Valley Forge Insurance Company                             AM Best              A XV
             National Union Fire Insurance Co.                          AM Best             A++ XV
400010360    Cincinnati Insurance                                       AM Best             A++ XV
             Cincinnati Insurance                                       AM Best             A++ XV
400010353    Cincinnati Insurance                                       AM Best             A++ XV
             Travelers Insurance Co.                                    AM Best             A++ XV
             Lexington Insurance Company                                AM Best             A++ XV
             Crum and Foster Insurance Company                          AM Best              A- X
             Everest Reinsurance Bermuda Ltd.                           AM Best             A+ XIV
             United States Fidelity & Guaranty                     Standard & Poors           A+
             Lexington Insurance Company                                AM Best             A++ XV
             Continental Casualty Insurance Co                          AM Best              A XV
             Westport Casualty Co.                                      AM Best              A IX
             Lloyds of London                                           AM Best              A- XV
             American Alternatives Ins. Corp                            AM Best             A++ XV
             United States Fidelity & Guaranty                     Standard & Poors           A+
             National Union Fire Insurance Co.                          AM Best             A++ XV
             Fidelity & Guaranty Insurance Co.                          AM Best              A IX
400010362    Cincinnati Insurance                                       AM Best             A++ XV
             Cincinnati Insurance                                       AM Best             A++ XV
400020373    Employee Mutual Companies                                  AM Best              A- IX
             Employee Mutual Companies                                  AM Best              A- IX
             Cincinnati Insurance                                       AM Best             A++ XV
             Michigan Insurance Company                                 AM Best             A+ VIII
400010370    Safeco Insurance Company                                   AM Best              A XV
             Safeco Insurance Company                                   AM Best              A XV
400020385    Royal Indemnity Company                                    AM Best              A XV
             Scottsdale Insurance Company                               AM Best              A+ XV
317020384    Nationwide Insurance Company                               AM Best              A+ XV
             Nationwide Insurance Company                               AM Best              A+ XV
400010350    American Modern Home                                       AM Best             A+ VIII
             Fireman's Fund                                             AM Best              A XV
             American Modern Home                                       AM Best             A+ VIII
---------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
CAP LEASE LOANS

-----------------------------------------------------------------------------------------------------------------------------------
               INSURANCE CARRIER                                    RATING PROVIDER                   RATING           COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
4992         Firemans Fund Insurance Co of Ohio              Standard & Poors/Moodys/AM Best       AA-/Aa3/A++15
             Firemans Fund Insurance Co of Ohio              Standard & Poors/Moodys/AM Best       AA-/Aa3/A++15
             N/A

4994         Firemans Fund Insurance Co of Ohio              Standard & Poors/Moodys/AM Best       AA-/Aa3/A++15
             Firemans Fund Insurance Co of Ohio              Standard & Poors/Moodys/AM Best       AA-/Aa3/A++15
             N/A

5574         American Motorists Insurance Co.                Standard & Poors/Moodys/AM Best         A/A2/A15
             Lexington Insurance Company                     Standard & Poors/Moodys/AM Best        AAA/NR/A++
             N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                                           REPRESENTATION 14
                                                               INSURANCE


------------------------------------------------------------------------------------------------------------------------------------
 Loan ID                   Property Name                      Rank    Property Type      Cut off Balance     Terrorism Coverage
------------------------------------------------------------------------------------------------------------------------------------
 53233        Fourth Street Corners                             1    Retail                    1,036,378           No
 54993        Braintree Executive Plaza                         1    Office                   15,856,581           No
 54908        Boulder Crossing Shopping Center                  1    Retail                   13,994,941           No
 54168        North Columbus Crossing Shopping Center           1    Retail                    7,235,972           No
 53652        Palm Bay Corners Shopping Center                  1    Retail                    1,982,756           No
 56455        Somerset Apartments                               1    Multifamily              20,575,016           No
 55403        Hawthorne Plaza                                   1    Retail                   16,514,264           No
 54243        Fairhaven Commons                                 1    Retail                   14,670,411           No
 55745        Massillon Village Center                          1    Retail                   11,753,756           No
 54973        Crossroads Building Three                         1    Office                   11,012,838           No
 55615        Aspen Properties Portfolio - Summary             1.5   Industrial                9,631,617           No
 56351        METRA Pool 1 - Summary                           1.5   Multifamily               9,338,289           No
 56340        METRA Pool 2 - Summary                           1.5   Multifamily               9,063,546           No
 56089        American Spectrum-CGS-Sierra Sorrento II          1    Industrial                8,607,654           No
 56342        METRA - Wood Hollow (Regency Falls) Apartments    1    Multifamily               8,138,513           No
 55128        Lake Elsinore City Center                         1    Retail                    7,933,673           No
 56383        Parkway Commerce Center                           1    Industrial                6,985,938           No
 55989        2175 East Park Drive                              1    Industrial                4,963,070           No
 56357        METRA - Fairway View Estates Apartments           1    Multifamily               4,692,241           No
 56349        METRA - Meridian Apartments                       1    Multifamily               4,549,423           No
 56341        METRA - Park Avenue Villas Apartments             1    Multifamily               4,388,414           No
 55744        Cleveland Street Properties                       1    Industrial                4,312,727           No
 55650        American Spectrum-CGS-Oak Grove Commons           1    Industrial                4,303,810           No
 56352        METRA - Treehouse Apartments-SA                   1    Multifamily               3,791,186           No
 55735        Market Center at Denver Tech Center               1    Office                    3,668,771           No
 56338        METRA - Westwood Apartments                       1    Multifamily               3,374,337           No
 56359        METRA - Sunchase Apartments                       1    Multifamily               3,272,392           No
 327010358                 Walgreens Lynnwood                   1         Retail               3,219,671           No
 56353        METRA - Harper's Ferry Apartments                 1    Multifamily               3,113,732           No
 56354        METRA - Fountain Lake Apartments                  1    Multifamily               3,032,949           No
 56348        METRA - Enclave Apartments                        1    Multifamily               2,913,227           No
 56345        METRA - Brighton Court Apartments                 1    Multifamily               2,873,320           No
 56346        METRA - Delmar Villas Apartments                  1    Multifamily               2,753,598           No
 56358        METRA - Quail Oaks Apartments                     1    Multifamily               2,629,335           No
 56134        American Spectrum-CGS-Park Plaza I & II           1    Industrial                2,344,972           No
 56356        METRA - Willow Creek Apartments                   1    Multifamily               2,194,897           No
 56344        METRA - Arbor Pointe Apartments                   1    Multifamily               1,882,455           No
 56388        Champions Park Apartments                         1    Multifamily              10,576,922         Waived
 52828        The Landings Apartments                           1    Multifamily               8,350,000         Waived
 56007        The Market Shops at Sandestin                     1    Retail                    8,955,142   Waived/ (Servicing is
                                                                                                           following up to see
                                                                                                           if it was waived only
                                                                                                           for the first year)
 56136        South Park Industrial Center                      1    Industrial                5,727,664   Yes (Servicing follow-up)
------------------------------------------------------------------------------------------------------------------------------------

                                REPRESENTATION 17
                              Local Law Compliance.

Loan No.                                                Exception
--------                                                ---------

55660 - 136, 144, and 170 Allen           The storage shed located on the
Boulevard                                 Mortgaged Property which is an
                                          impermissible, nonconforming use.

                                REPRESENTATION 18
                             Leasehold Estate Only.

Loan No.                                                Exception
--------                                                ---------

56108 - Deluxe Video Warehouse            The Ground Lease expires upon the
                                          expiration of certain bonds on which
                                          the Ground Lease is based. Based on
                                          conversations with closing counsel,
                                          the bonds expire in the ninth (9th)
                                          year of the loan term, or the bonds
                                          may be prepaid prior to that date, in
                                          which case the Ground Lease will
                                          expire on the date of such prepayment.
                                          At the time of expiration, the
                                          Borrower is required to purchase the
                                          fee interest in the property for one
                                          hundred dollars pursuant to a purchase
                                          option contained in the Ground Lease.

                                REPRESENTATION 22
                               Legal Proceedings.

Loan No.                                                Exception
--------                                                ---------

55967 - Concord Commons Shopping Center   The documents make reference to a
                                          pending lawsuit (the "Pending
                                          Lawsuit") by D.M. White Construction
                                          Company, Inc., as plaintiff, against
                                          Centerpoint Plaza Limited Partnership,
                                          Borrower, Tricor, Inc. and Marc Hagle,
                                          as defendants, in the United States
                                          District Court, Western District of
                                          North Carolina, Charlotte Division,
                                          under Civil Action No. 3:00CV387-McK
                                          in the amount of approximately
                                          $500,000.00. A recourse carve-out was
                                          added to the Promissory Note in
                                          connection with any loss suffered due
                                          to the Pending Litigation.

                                REPRESENTATION 23
                              Other Mortgage Liens.

Loan No.                                                Exception
--------                                                ---------

56007 -  Market Shoppes at Sandestin      The Borrower is indebted under a
                                          $1,700,000.00 loan ("Subordinate
                                          Loan") to Intrawest Sandestin Company,
                                          L.L.C. ("Subordinate Lender"), which
                                          Subordinate Loan is secured by a
                                          second mortgage encumbering the
                                          Mortgage Loan collateral. An
                                          Intercreditor and Subordination
                                          Agreement, which provides for a full
                                          standstill upon an event of default
                                          under the loan agreement, was entered
                                          into between the originator and
                                          Subordinate Lender on the Mortgage
                                          Loan closing date and such agreement
                                          has been assigned to the Trust.

                                REPRESENTATION 42
                       Fee Simple or Leasehold Interests.

Loan No.                                                Exception
--------                                                ---------

54856 - Walgreen's Belair Road            The Loan is secured by an Indemnity
                                          Deed of Trust ("Indemnity DOT"). In an
                                          Indemnity DOT structure, the Borrower
                                          is not the owner of the collateral. A
                                          separate entity or person owns the
                                          collateral and enters into the Deed of
                                          Trust and the Deed of Trust is
                                          security for a guaranty given by the
                                          property owner to the Lender,
                                          guaranteeing the promissory note. In
                                          the case of the referenced loan, the
                                          interest of the owning entity, and the
                                          interest mortgaged by the Indemnity
                                          DOT, is fee simple.

                                REPRESENTATION 42
                       Fee Simple or Leasehold Interests.

The Seller interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes the following leasehold estates.

  54973     Crossroads Building Three
  55987     Walgreens - Myrtle Beach, SC
  56108     Deluxe Video Warehouse
415010348   Gillespie Field 24
415010347   Gillespie Field 23

                            49. Credit Tenant Leases.

                                      49(b)

Loan No.                                                Exception
--------                                                ---------

4994 - Sterling Jewelers                  The Mortgagor shall clean-up any
                                          environmental hazards on the related
                                          Mortgaged Property required to be
                                          remediated pursuant to any applicable
                                          environmental laws, whether currently
                                          existing on such Mortgaged Property or
                                          resulting from an action of any third
                                          party.

4992 - Sterling Jewelers                  The Mortgagor shall clean-up any
                                          environmental hazards on the related
                                          Mortgaged Property required to be
                                          remediated pursuant to any applicable
                                          environmental laws, whether currently
                                          existing on such Mortgaged Property or
                                          resulting from an action of any third
                                          party.

                                      49(c)

Loan No.                                                Exception
--------                                                ---------

5574 - 7-Eleven Manchester                Mortgagor shall, at its sole cost and
                                          expense, remove any hazardous
                                          materials which were located on the
                                          leased property as of the Credit Lease
                                          date.

                                      49(d)

4994 -Sterling Jewelers                   Tenant may terminate the Credit Lease
                                          if, through no fault of Tenant,
                                          Tenant's occupancy of the leased
                                          property shall be substantially
                                          impaired for a period in excess of
                                          three (3) months by reason of the
                                          existence or remediation of hazardous
                                          materials on the leased property.
                                          Mortgagor may nullify Tenant's
                                          decision to terminate the Lease by
                                          diligently prosecuting the
                                          rectification of such interference and
                                          completing the same within one (1)
                                          year of Tenant's termination notice.

4992-Sterling Jewelers, Henderson, NV     Tenant may terminate the Credit Lease
                                          if, through no fault of Tenant,
                                          Tenant's occupancy of the leased
                                          property shall be substantially
                                          impaired for a period in excess of
                                          three (3) months by reason of the
                                          existence or remediation of hazardous
                                          materials on the leased property.
                                          Mortgagor may nullify Tenant's
                                          decision to terminate the Lease by
                                          diligently prosecuting the
                                          rectification of such interference and
                                          completing the same within one (1)
                                          year of Tenant's termination notice.

                                      49(g)

Loan No.                                                Exception
--------                                                ---------

5574 - 7 Eleven Manchester                Tenant shall indemnify Mortgagor for
                                          any claims arising from any damage or
                                          injury caused by Tenant's use of the
                                          leased property, unless such claim
                                          results from conditions which existed
                                          on the leased property prior to the
                                          commencement of the Credit Lease term.

                                      49(m)

Loan No.                                                Exception
--------                                                ---------

5574 - 7-Eleven Manchester                A material modification or amendment
                                          of any Credit Tenant Lease shall be
                                          binding upon the related Mortgagee
                                          without such Mortgagee's prior written
                                          consent to such material modification
                                          or amendment, provided, however, that
                                          any material modification or amendment
                                          entered into without the consent of
                                          the related Mortgagee shall result in
                                          full recourse liability to the
                                          Mortgagor and recourse liability to
                                          the principal of the related Mortgagor
                                          to the extent of damages incurred by
                                          the Mortgagee as a result of such
                                          modification or amendment.

                                      49(r)

Loan No.                                                Exception
--------                                                ---------

5574 - 7-Eleven Manchester                The estoppel is silent as to the
                                          payment of rent in advance.

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                               BRIDGER/BACM 2002-2




                 REPRESENTATION 12 - ENVIRONMENTAL CONDITIONS
                 --------------------------------------------

      With respect to each of the following Mortgage Loans, environmental insurance was obtained in lieu of an environmental site assessment, an environmental site assessment update or a transaction screen:

      400010360   Wood Village MHC

      400010370   A Discount Mini Storage

      400010362   Indiandale Manor Apartments

                         SCHEDULE IIA REPRESENTATION 12
                         ------------------------------

      Environmental insurance was required with respect to each of the following Mortgage Loans:

      400010353   CVS-Office Depot, Coral Springs

      400010360   Wood Village MHC

      400010370   A Discount Mini Storage

      400010362   Indiandale Manor Apartments

                          REPRESENTATION 14 - INSURANCE
                          -----------------------------

      400010293   Sierra Vista MHC - 9 months business interruption insurance rather than 12 months

      A portion of the Mortgaged Property securing Mortgage Loan Kings Row MHC/Loan Number 400010345 is located in a special flood hazard area identified as Zone "AE". No flood insurance has been obtained due to the following: (i) the Mortgaged Property is a manufactured housing community and seller has been advised that each of the respective manufactured homes are located three feet above the ground and above the base flood elevation, (ii) Seller has been advised that all permanent structures at the Mortgaged Property are located outside the flood plain and (iii) notwithstanding the occurrence of a flood, each manufactured home owner is required to pay its respective rent to the Borrower provided the pad is not flooded and is accessible.

                   REPRESENTATION 32 - NO MATERIAL DEFAULT
                   ---------------------------------------

      With respect to each of the following mortgage loans, funds remain in a reserve account held by the respective servicer to pay for deferred maintenance identified at the respective property and as of this date, some or all of the work remains to be completed:


--------------------------------------------------------------------------------
 LOAN NO.              LOAN NAME            BALANCE HELD    DATE TO BE COMPLETED
--------------------------------------------------------------------------------
317020384        Creekside Apartments        $33,750.00         July 19, 2002
400010345             King's Row             $12,375.00          May 1, 2002
400010353   CVS Office Depot, Coral Springs  $12,313.00         July 1, 2002
400010362     Indiandale Manor Apartments    $83,763.37         July 1, 2002
400010370       A Discount Mini-Storage      $12,000.00        August 1, 2002
--------------------------------------------------------------------------------